Exhibit 10.l

CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS
DOCUMENT HAVE BEEN REDACTED
AND HAVE BEEN SEPARATELY
FILED WITH THE COMMISSION.

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AMENDED AND RESTATED

FIELD SERVICES AGREEMENT

between

TXU ELECTRIC DELIVERY COMPANY

and

INFRASTRUX ENERGY SERVICES GROUP LP

Dated June 24, 2006

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FIELD SERVICES AGREEMENT

This Field Services Agreement (this “Services Agreement”) is entered into effective June 24, 2006 (the “Services Agreement Effective Date”) by and between TXU ELECTRIC DELIVERY COMPANY, a Texas corporation having a principal place of business at Lincoln Plaza, 500 N. Akard Street, Dallas, Texas 75201 (“TXUED”), and INFRASTRUX ENERGY SERVICES GROUP LP, a Delaware limited partnership having a principal place of business at 115 W. 7th Street, Fort Worth, Texas 76101 (“Vendor”).

WHEREAS, simultaneously with entering into this Services Agreement, TXUED and Vendor have entered into the Master Agreement which establishes the overall contractual framework for TXUED’s and Vendor’s relationship and sets forth terms and conditions that apply to all Services provided by Vendor; and

WHEREAS, TXUED desires to procure from Vendor, and Vendor desires to provide to TXUED, the field services described in this Services Agreement, on the additional terms and conditions specified herein.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, TXUED and Vendor (collectively, the “Parties” and each, a “Party”) hereby agree as follows:

BACKGROUND AND CONDITIONS
1.1	TXUED desires that certain field services presently performed and managed by or for TXUED, as each is described in this Services Agreement, be performed and managed by Vendor.

1.2
If (a) the Closing Date (under and as defined in the Participation Agreement, dated June 24, 2006, among InfrastruX Group, Inc., a Washington corporation, TXU Asset Services Company LLC, a Delaware limited liability company, and (for certain limited purposes only) TXU Electric Delivery Company, a Texas corporation), has not occurred by December 31, 2006, as such date may be extended by the Parties, or (b) the Participation Agreement terminates for any reason prior to the Closing Date, then in either case this Services Agreement shall automatically terminate without action by either Party and neither Party shall have any liability to the other Party as a result of such termination.

2.	DEFINITIONS AND DOCUMENTS

2.1	Definitions. The terms used with initial capital letters in this Services Agreement shall have the meanings ascribed to them in this Services Agreement, Schedule A or in the Master Agreement.

2.2	Other Services Agreement Terms.

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(a)
This Services Agreement is a “Services Agreement” under and as defined in the Master Agreement. References to Services Agreements in the Master Agreement and the other Services Agreements shall include this Services Agreement.

(b)	The provisions of the Master Agreement are incorporated herein by reference.

(c)
In the event of a conflict between the Master Agreement and this Services Agreement, the terms of the Master Agreement shall prevail. In the event of a conflict between the Master Agreement and any Schedule hereto, the terms of the Master Agreement shall prevail.

(d)	In the event of a conflict between this Services Agreement and any Schedule hereto, the terms of this Services Agreement shall prevail.

(e)	All references to this Services Agreement shall include the Schedules and other attachments to this Services Agreement, unless otherwise specified.

3.	TERM

3.1
Initial Services Agreement Term. The initial term of this Services Agreement shall commence as of 12:00:01 a.m., Central Time, on the Services Agreement Effective Date and continue until the later of (a) 11:59:59 p.m., Central Time, on the tenth (10th) anniversary of the Services Agreement Commencement Date and (b) such date as of which the aggregate amount specified in Section 1.2(c) of the Master Agreement has been spent by TXUED, unless this Services Agreement is terminated earlier as provided herein or in the Master Agreement, in which case the initial term of this Services Agreement shall end at 11:59:59 p.m., Central Time, on the effective date of such termination (the “Initial Services Agreement Term”).

3.2
Extension. If TXUED desires to renew this Services Agreement after the Initial Services Agreement Term or any Services Agreement Renewal Term, TXUED shall provide written notice to Vendor of its desire to do so at least one hundred and eighty (180) days prior to the expiration of the Initial Services Agreement Term or the then current Services Agreement Renewal Term. Unless Vendor notifies TXUED within fifteen (15) days of receipt of such notice that Vendor does not desire to renew this Services Agreement, the Parties shall thereafter negotiate in good faith with respect to the terms and conditions upon which the Parties may renew this Services Agreement and thereafter execute such renewal (each, a “Services Agreement Renewal Term”). In the event the Parties are unable to reach agreement and execute such renewal at least one-hundred twenty (120) days prior to the expiration of the Initial Services Agreement Term or the then current Services Agreement Renewal Term, TXUED may, at its sole option, by delivery of notice to Vendor at least ninety (90) days prior to the expiration of the Initial Services Agreement Term or the then current Services Agreement Renewal Term, extend the Initial Services Agreement Term or the then current Services Agreement Renewal Term for one (1) additional period of up to twelve (12) months (the exact period of which shall be specified in TXUED’s notice of extension) on terms and conditions then in effect. The Initial Services Agreement Term and the Services Agreement Renewal Terms, if any, are collectively referred to as the “Services Agreement Term”.

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4.	SERVICES

4.1
Overview. In addition to the Services described in the Master Agreement, for purposes of this Services Agreement the Services shall include the following, as they may be supplemented, enhanced, modified or replaced in accordance with the terms of the Master Agreement and this Services Agreement:

(a)	the Services set forth in this Services Agreement (including in Schedule E), which include the following:

(i)	the Transition Services, as described in Section 4.2 and Schedule B;

(ii)	the Transformation Services, as described in Section 4.2 and Schedule S;
(iii)	the Termination Assistance Services, as described in Section 4.3 and Schedule I; and
(iv)
unless otherwise agreed by the Parties, the services, functions and responsibilities (y) specified in or reasonably inferable from the TXUED 2004 Base Case, if any, attached to this Services Agreement and/or (z) performed during the twelve (12) months preceding the Services Agreement Effective Date by TXUED Affected Personnel as reasonably demonstrated by TXUED, or upon TXUED’s request, demonstrated by the Transitioned Employees acting in good faith.

(b)
TXUED may identify new or additional work activities to be performed by Vendor (including work activities that would otherwise be treated as New Services) or reprioritize or reset the schedule for existing work activities to be performed by Vendor. Vendor shall use commercially reasonable efforts to perform such work activities without impacting the established schedule for other tasks or the performance of the Services, including in accordance with the Service Levels. Subject to the Change Control Process, if it is not possible to avoid such an impact, Vendor shall notify TXUED of the anticipated impact and the amount of any additional Charges applicable to such work activities in accordance with the applicable rates set forth in Exhibit 11, and obtain TXUED’s consent prior to proceeding with such work activities. Vendor shall not begin performing any such work activities until the TXUED Service Delivery Executive has provided Vendor with authorization to perform such work activities. TXUED, in its sole discretion, may forego or delay such work activities or temporarily adjust the work to be performed by Vendor, the schedules associated therewith or the Service Levels to permit the performance by Vendor of such work activities.

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4.2	Transition Services and Transformation Services.
(a)
Transition. During the Transition Period, Vendor shall perform the Transition Services and provide the deliverables in accordance with the terms and conditions set forth in the Transition Plan. If any services, functions or responsibilities not specifically described in the Transition Plan are an inherent or necessary part of the Transition Services, they shall be deemed to be included within the scope of the Transition Services to be delivered, as if such services, functions or responsibilities were specifically described in the Transition Plan. During the Transition Period, TXUED will only be required to perform those tasks which are designated to be TXUED’s responsibility in the Transition Plan. Unless otherwise agreed, TXUED shall not incur any charges, fees or expenses payable to Vendor or third parties in connection with the Transition Services, other than those charges, fees and expenses specified in Section 10.1(e) of the Master Agreement and those incurred by TXUED in connection with its performance of tasks designated in the Transition Plan as TXUED’s responsibility.

(b)
Transition Plan. The initial Transition Plan is attached to this Services Agreement as Schedule B. No later than thirty (30) days following the Services Agreement Effective Date, Vendor shall prepare and deliver to TXUED a detailed Transition Plan. The proposed detailed Transition Plan shall describe in greater detail the specific transition activities to be performed by Vendor, and, unless otherwise agreed by TXUED, shall be consistent in all material respects with the initial Transition Plan, including the activities, deliverables and Transition Milestones described therein. The Parties shall work collaboratively to revise and finalize the Transition Plan. Vendor shall address and resolve any questions or concerns TXUED may have as to any aspect of the proposed detailed Transition Plan and incorporate any modifications, additions or deletions into such Transition Plan reasonably requested by TXUED. The Transition Plan shall be subject to mutual agreement of the Parties. When agreed upon by the Parties, the detailed Transition Plan shall be appended to and incorporated in this Services Agreement as Schedule B.1.

(c)
Content of Transition Plan. The detailed Transition Plan shall identify, among other things, (i) the transition activities to be performed by Vendor and the significant components and subcomponents of each such activity, (ii) the deliverables to be completed by Vendor, (iii) the date(s) by which each such activity or deliverable is to be completed (the “Transition Milestones”), (iv) a process and set of standards acceptable to the Parties to which Vendor will adhere in the performance of the Transition Services and that will enable the Parties to determine whether Vendor has successfully completed the transition and the activities and deliverables associated with each Transition Milestone; provided, however, that to the extent the Transition Plan does not contain any such criteria for any given Transition Milestone, then successful completion of such Transition Milestone shall be subject to approval by TXUED, such approval not to be unreasonably withheld or delayed under the circumstances, (v) a process for TXUED to delay Vendor from proceeding with any part of the transition, either current or future plans, or to alter the timing for implementation, with appropriate modifications of Transition Milestones (if necessary), of parts of the Services if TXUED determines that any part of the transition poses a risk or hazard to TXUED’s business interests, (vi) the contingency or risk mitigation strategies to be employed by Vendor in the event of disruption or delay, (vii) any transition responsibilities to be performed or transition resources to be provided by TXUED and (viii) a detailed work plan identifying the specific transition activities to be performed by Vendor Personnel (at the individual or team level, as appropriate) on a weekly basis during the Transition Period.

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(d)
Performance. Vendor and TXUED shall perform the Transition Services described in the Transition Plan in accordance with the Transition Milestones. Vendor shall use commercially reasonable efforts to provide all cooperation and assistance reasonably required or requested by TXUED in connection with TXUED’s evaluation or testing of the deliverables set forth in the Transition Plan. Vendor shall perform the Transition Services in a professional and workmanlike manner that, except as may be expressly provided otherwise in the Transition Plan, will not (i) materially adversely impact the business or operations of TXUED, (ii) materially degrade the Services then being received by TXUED, or (iii) materially interfere with the ability of TXUED to obtain the Services, except as may be otherwise provided in the Transition Plan. Prior to undertaking any transition activity, Vendor shall discuss with TXUED all TXUED-specific material risks known to Vendor and shall not proceed with such activity until TXUED is reasonably satisfied with the plans with regard to such risks. Vendor shall identify and resolve, with TXUED’s reasonable assistance, any problems that may impede or delay the timely completion of each task in the Transition Plan that is Vendor’s responsibility and shall use commercially reasonable efforts to assist TXUED with the resolution of any problems that may impede or delay the timely completion of each task in the Transition Plan that is TXUED’s responsibility. The transition and the activities and deliverables associated with individual Transition Milestones shall be deemed complete if they successfully meet the measurable success criteria identified in the Transition Plan; provided, however, that to the extent the Transition Plan does not contain any such criteria for any given Transition Milestone, then successful completion of the transition and the activities and deliverables associated with individual Transition Milestones shall be subject to approval by TXUED, such approval not to be unreasonably withheld.

(e)
Reports/Meetings. Vendor shall meet with TXUED, as reasonably requested by TXUED, to report on its progress in performing its responsibilities and meeting the timetable set forth in the Transition Plan. Vendor also shall provide written reports to TXUED regarding such matters, and shall provide oral reports, each as reasonably requested by TXUED. Promptly upon receiving any information indicating that Vendor may not perform its responsibilities or meet the timetable set forth in the Transition Plan, Vendor shall notify TXUED in writing of material delays and shall identify for TXUED’s consideration and approval specific measures to address such delay and mitigate the risks associated therewith.

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(f)	Reserved.

(g)
Transformation. During the period that commences on the Services Agreement Commencement Date and expires 11:59:59 p.m., Central Time, on the date specified for the completion of the Transformation Services as specified in the Transformation Plan, unless expressly extended in writing by TXUED (the “Transformation Period”), Vendor shall perform the Transformation Services and provide the deliverables in accordance with the terms and conditions set forth in the Transformation Plan. If any services, functions or responsibilities not specifically described in the Transformation Plan are an inherent or necessary part of the Transformation Services, they shall be deemed to be included within the scope of the Transformation Services to be delivered, as if such services, functions or responsibilities were specifically described in the Transformation Plan. During the Transformation Period, TXUED will only be required to perform those tasks which are designated to be TXUED’s responsibility in the Transformation Plan. Unless otherwise agreed, TXUED shall not incur any charges, fees or expenses payable to Vendor or third parties in connection with the Transformation Services, other than those incurred by TXUED in connection with its performance of tasks designated in the Transformation Plan as TXUED’s responsibility.

(h)
Transformation Plan. The initial Transformation Plan is attached to this Services Agreement as Schedule S. During the sixty (60) days immediately following the Services Agreement Commencement Date, Vendor shall prepare and deliver to TXUED a detailed Transformation Plan. The proposed detailed Transformation Plan shall describe in greater detail the specific transformation activities to be performed by Vendor, but, unless otherwise agreed by TXUED, shall be consistent in all material respects with the initial Transformation Plan including the activities, deliverables and Transformation Milestones described therein. The Parties shall work collaboratively to revise and finalize the Transformation Plan. Vendor shall address and resolve any questions or concerns TXUED may have as to any aspect of the proposed detailed Transformation Plan and incorporate any modifications, additions or deletions to such Transformation Plan reasonably requested by TXUED. The Transformation Plan shall be subject to mutual agreement of the Parties. When agreed upon by the Parties, the detailed Transformation Plan shall be appended to and incorporated in this Services Agreement as Schedule S.1.

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(i)
Content of Transformation Plan. The detailed Transformation Plan shall identify, among other things, (i) the transformation activities to be performed by Vendor and the significant components and subcomponents of each such activity, (ii) the deliverables to be completed by Vendor, (iii) the anticipated date(s) by which each such activity or deliverable is to be completed (the “Transformation Milestones”), (iv) a process and set of standards acceptable to the Parties to which Vendor will adhere in the performance of the Transformation Services and that will enable the Parties to determine whether Vendor has successfully completed the transformation and the activities and deliverables associated with each Transformation Milestone; provided, however, that to the extent the Transformation Plan does not contain any such criteria for any given Transformation Milestone, then successful completion of such Transformation Milestone shall be subject to approval by TXUED, such approval not to be unreasonably withheld or delayed under the circumstances, (v) a process for TXUED to delay Vendor from proceeding with any part of the transformation, either current or future plans, or to alter the timing for implementation, with appropriate modifications of Transformation Milestones (if necessary), of parts of the Services if TXUED determines that any part of the transformation poses a risk or hazard to TXUED’s business interests, (vi) the contingency or risk mitigation strategies to be employed by Vendor in the event of disruption or delay, (vii) any transformation responsibilities to be performed or transformation resources to be provided by TXUED and (viii) a detailed work plan identifying the specific transformation activities to be performed by Vendor Personnel during the Transformation Period at the individual or team level and on such periodic basis as agreed upon by the Parties, in each case as appropriate.

(j)
Performance. Vendor and TXUED shall perform the Transformation Services described in the Transformation Plan in accordance with the Transformation Milestones. Vendor shall use commercially reasonable efforts to provide all cooperation and assistance reasonably required or requested by TXUED in connection with TXUED’s evaluation or testing of the deliverables set forth in the Transformation Plan. Vendor shall perform the Transformation Services in a professional and workmanlike manner that, except as may be expressly provided otherwise in the Transformation Plan, will not (i) materially adversely impact the business or operations of TXUED, (ii) materially degrade the Services then being received by TXUED or (iii) materially interfere with the ability of TXUED to obtain the Services, except as may be otherwise provided in the Transformation Plan. Prior to undertaking any transformation activity, Vendor shall discuss with TXUED all TXUED-specific material risks known to Vendor and shall not proceed with such activity until TXUED is reasonably satisfied with the plans with regard to such risks. Vendor shall identify and resolve, with TXUED’s reasonable assistance, any problems that may impede or delay the timely completion of each task in the Transformation Plan that is Vendor’s responsibility and shall use commercially reasonable efforts to assist TXUED with the resolution of any problems that may impede or delay the timely completion of each task in the Transformation Plan that is TXUED’s responsibility. The transformation and the activities and deliverables associated with individual Transformation Milestones shall be deemed complete if they successfully meet the measurable success criteria identified in the Transformation Plan; provided, however, that to the extent the Transformation Plan does not contain any such criteria for any given Transformation Milestone, then successful completion of the transformation and the activities and deliverables associated with individual Transformation Milestones shall be subject to approval by TXUED, such approval not to be unreasonably withheld.

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(k)
Reports/Meetings. Vendor shall meet with TXUED, as reasonably requested by TXUED, to report on its progress in performing its responsibilities and meeting the timetable set forth in the Transformation Plan. Vendor also shall provide written reports to TXUED regarding such matters, and shall provide oral reports, each as reasonably requested by TXUED. Promptly upon receiving any information indicating that Vendor may not perform its responsibilities or meet the timetable set forth in the Transformation Plan, Vendor shall notify TXUED in writing of material delays and shall identify for TXUED’s consideration and approval specific measures to address such delay and mitigate the risks associated therewith.

4.3	Termination Assistance Services. Upon notice in accordance with Section 4.2(b) of the Master Agreement, clauses (a) through (d) of this Section shall apply.

(a)	General.

(i)	Scope. For purposes of this Services Agreement, Termination Assistance Services shall include the Termination Assistance Services described in this Section 4.3 as well as Schedule I.

(ii)
General Support. Vendor shall provide TXUED with a written termination assistance plan describing the Termination Assistance Services to be provided to TXUED (a “Termination Assistance Plan”). Such Termination Assistance Plan shall be subject to mutual agreement by the Parties, and shall describe, among other subjects, the obligations and responsibilities of each of Vendor and TXUED, including Vendor’s obligation to (A) continue to provide the Services in effect immediately prior to the commencement of Termination Assistance Services, until such time as the Services are transitioned from Vendor to TXUED or to TXUED’s designee(s) (subject to Section 4.2(d) of the Master Agreement), (B) develop facilities planning, systems planning, human resources planning and other planning necessary to effect the transition, (C) perform consulting services as requested to assist in implementing the Termination Assistance Plan, (D) train personnel designated by TXUED in the use of any Resources used in connection with the provision of the Services that will be transitioned to TXUED or its designee, (E) catalog all Resources, TXUED Data and Third Party Contracts necessary to provide the Services, (F) analyze and report on any requirements needed for the TXUED Data and the Software necessary to provide the Services, (G) assist in the execution of a parallel operation, data migration and testing process until the transition to TXUED has been successfully completed, (H) create and provide copies of the TXUED Data in the format and on the media reasonably requested by TXUED, (I) provide a complete and up-to-date electronic copy of the Policy and Procedures Manual in the format and on the media reasonably requested by TXUED and (J) provide other business process assistance as requested by TXUED.

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(iii)	Fees for Termination Assistance Services. TXUED shall pay Vendor for Termination Assistance Services as set forth in Exhibit 11 to the Master Agreement.

(iv)	Asset Maintenance. Vendor shall maintain all assets necessary to perform the Services during the term of this Services Agreement.

(b)	Rights Upon Expiration or any Termination. Upon TXUED’s request:

(i)
Upon completion of the Termination Assistance Services with respect to any Vendor Owned Materials that are not generally available and are necessary to provide the Services and not otherwise sold to TXUED in accordance with clause (iv) below (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Materials that are generally commercially available), Vendor shall, and shall cause Vendor’s Affiliates to, deliver to TXUED or its designee(s) a copy of such Vendor Owned Materials and related documentation in the form in use to provide the Services, and TXUED shall have the rights described in Section 12.2(c) in respect of such Vendor Owned Materials for a fee reflecting the fair market value of the license, as shall be determined by an agreed-upon appraisal. Commencing upon the completion of the Termination Assistance Services, Vendor shall, and shall cause Vendor’s Affiliates to, offer TXUED and its designee(s) maintenance, support and other services for such Vendor Owned Materials on reasonable commercial terms and conditions for a term not to exceed two (2) years and for reasonable fees and charges.

(ii)
Upon completion of the Termination Assistance Services, with respect to all Vendor Licensed Materials that are not generally available and are necessary to provide the Services and not otherwise transferred or assigned to TXUED in accordance with clause (iii) below (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Materials that are generally commercially available), Vendor shall, and shall cause Vendor’s Affiliates to, to the extent permitted under Vendor’s agreements with third parties that are not Vendor’s Affiliates, deliver to TXUED or its designee(s) a copy of such Vendor Licensed Materials (including source code) and related documentation in the form in use to provide the Services, and TXUED shall have those rights described in Section 12.2(d) in respect of such Vendor Licensed Materials. Any such sublicense shall be subject to the following:

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(1)	TXUED’s and its designee(s)’s use of such Vendor Licensed Materials shall be subject to the license terms governing such Vendor Licensed Materials of which TXUED is made aware;

(2)	TXUED shall be responsible for its designee’s failure to comply with such license terms; and

(3)
TXUED agrees, under and in accordance with Section 15.4 of the Master Agreement, to indemnify, defend and hold harmless Vendor, Vendor’s Affiliates and their officers, directors, employees, agents, representatives, successors and assigns from and against any and all Losses due to third party claims arising from or in connection with violation of such license terms by TXUED or its designee(s).

Commencing upon the completion of the Termination Assistance Services, Vendor shall, and shall cause Vendor’s Affiliates to, at TXUED’s or its designee(s)’ option and expense, use commercially reasonable efforts to arrange for maintenance, support and other services to continue to be available to TXUED and its designee(s) for a reasonable term (to the extent it has been available to Vendor or Vendor’s Affiliates) in respect of Vendor Licensed Materials that are sublicensed by Vendor to TXUED or its designees.

(iii)
Upon completion of the Termination Assistance Services, with respect to any Third Party Contracts for (A) any Vendor Licensed Materials (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Materials that are generally commercially available), (B) any third party services and (C) any Vendor Licensed Resources (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Resources that are generally commercially available), in each case which are necessary to provide and are being used solely to provide the Services to TXUED, Vendor shall, and shall cause Vendor’s Affiliates to, (X) deliver to TXUED or its designee(s) such Vendor Licensed Materials (including source code) and such Vendor Licensed Resources (and any related documentation) in the form in use to provide the Services and (Y) transfer or assign such Third Party Contracts to TXUED or its designee(s) to the extent such rights were obtained under Section 12.2(d) or Section 12.2(e), as applicable. Commencing upon the completion of the Termination Assistance Services, Vendor shall, and shall cause Vendor’s Affiliates to, at TXUED’s or its designee(s)’ option and expense, use commercially reasonable efforts to arrange for maintenance, support and other services to continue to be available to TXUED and its designee(s) for a reasonable term (to the extent it has been available to Vendor or Vendor’s Affiliates) in respect of such Vendor Licensed Materials and Resources.

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(iv)
Upon completion of the Termination Assistance Services, with respect to Vendor Owned Resources (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Resources that are generally commercially available, but including other Vendor Owned Materials) which are not generally available and are necessary to provide and being used solely to provide the Services to TXUED, Vendor shall, and shall cause Vendor’s Affiliates to, (A) deliver to TXUED or its designee(s) such Vendor Owned Resources and any related documentation in the form in use to provide the Services, and (B) sell to TXUED or its designee(s) such Vendor Owned Resources, free and clear of all liens, security interests or other encumbrances. The sale of such Vendor Owned Resources shall be at fair market value, as shall be determined by an agreed-upon appraisal. Commencing upon the completion of the Termination Assistance Services, Vendor shall, and shall cause Vendor’s Affiliates to, offer TXUED and its designee(s) maintenance, support and other services for any Vendor Owned Materials comprising such Vendor Owned Resources on reasonable commercial terms and conditions for a term not to exceed two (2) years and for reasonable fees and charges. In addition, Vendor shall, and shall cause Vendor’s Affiliates to, at TXUED’s or TXUED’s designee(s)’ option and expense, use commercially reasonable efforts to arrange for maintenance, support and other services to continue to be available to TXUED and its designee(s) for a reasonable term (to the extent it has been available to Vendor or Vendor’s Affiliates) in respect of all other Vendor Owned Resources that are sold to TXUED.

(v)
In the event that the Master Agreement or this Services Agreement is terminated by TXUED for Vendor’s breach (including any termination by TXUED under Section 18.1(a) of the Master Agreement or Section 14.1(a) of this Services Agreement), then Vendor (not TXUED) shall pay any transfer, assignment, switching, termination or other fees or costs in connection with (A) the transfer or assignment of any Third Party Contracts under Section 4.3(b)(iii) and (B) the procurement of any new licenses under Section 4.3(b)(ii), provided the rights granted under such new licenses are of the same scope as the rights granted to Vendor under its original license.

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(c)
Hiring of Vendor Personnel. Upon TXUED’s request, with respect to the Vendor Personnel performing the applicable Termination Assistance Services, Vendor shall not terminate (except for Cause, as such term is defined in Exhibit 2 to the Master Agreement), reassign or otherwise remove from TXUED’s account any such Vendor Personnel until after the end of the applicable Termination Assistance Services period. Notwithstanding Section 19.16 of the Master Agreement, upon TXUED’s request, with respect to the Vendor Personnel the primary responsibilities of which involve performing the applicable Termination Assistance Services but excluding any such vendor personnel who were employees of InfrastruX Group, Inc. or any of its Affiliates immediately prior to the Services Agreement Effective Date (the “Affected Vendor Personnel”), Vendor shall not (i) terminate (except for Cause, as such term is defined in Exhibit 2 to the Master Agreement), reassign or otherwise remove from TXUED’s account any Affected Vendor Personnel until after the end of the applicable Termination Assistance Services period and (ii) to the extent not prohibited by Law: (A) provide TXUED with each Affected Vendor Personnel’s name, position and title and a description of job responsibilities and compensation package; (B) provide TXUED and its designee(s) full access to such Affected Vendor Personnel; and (C) allow TXUED and its designee(s) to meet with, solicit and hire such Affected Vendor Personnel without interference (including counter-offers) from Vendor or Vendor’s Affiliates. Vendor shall, and shall cause Vendor’s Affiliates to, waive its rights, if any, under contracts with such personnel restricting the ability of such personnel to be recruited or hired by TXUED (including waiving any right to restrict such personnel via non-compete agreements or other contractual means). TXUED shall conduct the above-described hiring activity in a manner that is not unnecessarily disruptive of the performance by Vendor of its obligations under this Services Agreement.

(d)
Termination Assistance Services Upon Partial Termination. If there is a partial termination of this Services Agreement or a resourcing or insourcing of any Services under this Services Agreement (to the extent expressly permitted by this Agreement), then Sections 4.2(a), 4.2(b) and 4.2(c) shall apply only with respect to the Services being so terminated, resourced or insourced and only to the extent the applicable Resources, Materials, Third Party Contracts or Vendor Personnel are not needed by Vendor to provide the remaining Services.

4.4	Use of Third Parties.

(a)
Vendor Cooperation. Vendor shall fully cooperate with and work in good faith with TXUED or TXUED Third Party Contractors as described in Schedule E or requested by TXUED. Such cooperation may include: (i) timely providing access to any facilities being used to provide the Services, as necessary for TXUED Personnel or TXUED Third Party Contractors to perform the work assigned to them, provided that TXUED shall ensure that all TXUED Personnel and TXUED Third Party Contractors comply with Vendor’s policies, rules and regulations applicable to Vendor Facilities (including with respect to security, confidentiality and regulatory issues) of which TXUED has been provided prior notice, (ii) timely providing reasonable electronic and physical access to the business processes and Resources (other than facilities) used by Vendor to provide the Services to the extent necessary and appropriate for TXUED Personnel or TXUED Third Party Contractors to perform the work assigned to them, provided that TXUED shall ensure that all TXUED Personnel and TXUED Third Party Contractors comply with Vendor’s policies, rules and regulations applicable to such business processes and Resources (including with respect to security, confidentiality and regulatory issues) of which TXUED has been provided prior notice, (iii) timely providing written requirements, standards, policies or other documentation for the business processes used by Vendor in connection with the Services or (iv) any other cooperation or assistance reasonably necessary for TXUED Personnel or TXUED Third Party Contractors to perform the work in question. TXUED Personnel and TXUED Third Party Contractors shall, to the extent performing work on Resources owned, licensed or leased by Vendor and used by Vendor to provide the Services, comply with Vendor’s reasonable standards, methodologies and procedures of which Vendor has provided TXUED with prior written notice.

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(b)
Notice by Vendor. Vendor shall immediately notify TXUED when it becomes aware that an act or omission of an TXUED Third Party Contractor will cause, or has caused, a problem or delay in providing the Services, and shall use commercially reasonable efforts to work with TXUED and the TXUED Third Party Contractor to prevent or circumvent such problem or delay. Vendor shall cooperate with TXUED and TXUED Third Party Contractors to resolve differences and conflicts arising between the Services and other activities undertaken by TXUED or TXUED Third Party Contractors.

4.5	Employee Transfers. The transitioning of TXUED’s employees to Vendor under this Services Agreement shall be effected in accordance with Exhibit 2 to the Master Agreement and Schedule M.

4.6	Operational and Financial Responsibility. The Parties shall comply with their respective obligations in Schedule E.1.

5.	FACILITIES, ASSIGNED AGREEMENTS AND REQUIRED CONSENTS

5.1	TXUED Facilities.

(a)
Furniture, Fixtures and Equipment. Commencing on the Services Agreement Effective Date and continuing for so long as Vendor requires the same for the performance of the Services, Vendor may use the TXUED office furniture and fixtures located as of the Services Agreement Effective Date in the portions of the TXUED Facilities that Vendor is entitled to use pursuant to Section 6.1(b) of the Master Agreement. Vendor shall be financially responsible for providing all other office furniture and fixtures needed by Vendor or Vendor Personnel (including Transitioned Employees) to provide the Services, and for all Upgrades, replacements and additions to any office furniture or fixtures used by Vendor to provide the Services; provided that any material Upgrades, replacements and additions to any office furniture and fixtures at any TXUED Facilities must be approved in advance by TXUED and meet TXUED’s then-current standards; and provided further that Vendor may, if commercially reasonable, purchase and use surplus TXUED furniture and fixtures to the extent available. Vendor Personnel using TXUED Facilities will be accorded reasonable access to the communications wiring in such facilities (including fiber, copper and wall jacks, subject to Section 5.1(c)) and the use of certain shared office equipment and services, such as photocopiers, local and long distance telephone service for TXUED-related calls, telephone handsets, mail service, office support service (e.g., janitorial), heat, light and air conditioning. Any office furniture or office related equipment provided by Vendor, and all Upgrades, replacements and additions to such office furniture or equipment, shall be owned by Vendor and removed by Vendor upon Vendor no longer needing any TXUED Facility for the provision of Services to TXUED (subject to TXUED’s rights in Section 6.1(d) of the Master Agreement).

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(b)
Vendor’s Responsibilities Regarding TXUED’s Network. To the extent any Equipment provided or used by Vendor or Vendor Personnel is connected directly to the network(s) of TXUED, such Equipment shall be subject to (i) review in advance by TXUED, (ii) in compliance with TXUED’s then current security policies, architectures, standards, rules and procedures and (iii) in compliance with the current Policy and Procedures Manual and the hardware and software specifications in the Policy and Procedures Manual.

(c)
Employee Services. Subject to applicable security requirements, TXUED will permit Vendor Personnel to use certain employee facilities (e.g., designated parking facilities, cafeteria and common facilities) at the TXUED Facilities that are generally made available to the employees and contractors of TXUED. The employee facilities in question and the extent of Vendor Personnel’s permitted use shall be specified in writing by TXUED and shall be subject to modification, in TXUED’s sole discretion, upon advance notice as is reasonable under the circumstances or required under applicable Law. Vendor Personnel will not be permitted to use employee facilities designated by TXUED for the exclusive use of certain TXUED employees and will not be entitled to the provision or reimbursement of paid parking.

5.2	Vendor Facilities.

(a)
Furniture, Fixtures and Equipment. The office space and office furniture provided by Vendor for the use of TXUED Personnel at Vendor Facilities will be generally comparable to the then standard office space and office furniture provided to similarly situated Vendor employees. TXUED shall be financially responsible for providing all Upgrades, replacements and additions to such office furniture or fixtures; provided that any material Upgrades, replacements and additions to such office furniture and fixtures at any Vendor Facilities must be approved in advance by Vendor and meet Vendor’s then current standards; and provided further that TXUED may, if commercially reasonable, purchase and use surplus Vendor furniture and fixtures to the extent available. TXUED Personnel using Vendor Facilities will be accorded reasonable access to the communications wiring in such facilities (including fiber, copper and wall jacks, subject to Section 5.2(c)) and the use of certain shared office equipment and services, such as photocopiers, local and long distance telephone service, telephone handsets, mail service, office support service (e.g., janitorial), heat, light and air conditioning. Any office furniture or office related equipment provided by TXUED, and all Upgrades, replacements and additions to such office furniture or equipment, shall be owned by TXUED and removed by TXUED upon TXUED no longer occupying any Vendor Facility.

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(b)
TXUED’s Responsibilities Regarding Vendor’s Network. To the extent any Equipment provided or used by TXUED or TXUED Personnel is connected directly to the network(s) of Vendor, such Equipment shall be (i) subject to review in advance by Vendor, (ii) in compliance with Vendor’s then current security policies, architectures, standards, rules and procedures and (iii) in compliance with the current Policy and Procedures Manual and the hardware and software specifications in the Policy and Procedures Manual.

(c)
Employee Services. Subject to applicable security requirements, Vendor will permit TXUED Personnel to use certain employee facilities (e.g., designated parking facilities, cafeteria and common facilities) at the Vendor Facilities that are generally made available to the employees and contractors of Vendor. The employee facilities in question and the extent of TXUED Personnel’s permitted use shall be specified in writing by Vendor and shall be subject to modification, in Vendor’s sole discretion, upon advance notice as is reasonable under the circumstances or required under applicable Law. TXUED Personnel will not be permitted to use employee facilities designated by Vendor for the exclusive use of certain Vendor employees and will not be entitled to the provision or reimbursement of paid parking.

5.3	Reserved.

5.4
Assignment of Third Party Contracts. Upon the Services Agreement Commencement Date, Vendor will assume operational and financial responsibility for the Third Party Contracts set forth on Schedule F (collectively, the “Assigned Agreements”), provided, however, that, except as otherwise licensed to Vendor under this Services Agreement, such assignment shall not include any assignment or transfer of any rights, title or interest in, to or under Resources acquired, obtained, made, created, built, constructed or developed under such Assigned Agreements prior to the date of such assignment and, as between the Parties, TXUED hereby expressly reserves and retains such rights. Subject to TXUED obtaining any TXUED Required Consents, the Assigned Agreements will be novated or assigned to Vendor.

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5.5	Managed Third Party Agreements.

(a)
Vendor shall manage, administer and maintain the Managed Third Party Agreements. Vendor shall provide TXUED with reasonable notice of any renewal, termination or cancellation dates and fees with respect to the Managed Third Party Agreements. Vendor shall not renew, modify, terminate or cancel, or request or grant any consents or waivers under, any Managed Third Party Agreements without the consent of the TXUED Account Executive. Any Losses incurred by or obligations imposed on TXUED in connection with (i) any such renewal, modification, termination or cancellation of, or consent or waiver under, the Managed Third Party Agreements, obtained or given without TXUED’s consent, or (ii) Vendor’s failure to comply with the terms of the Managed Third Party Agreements shall be paid or discharged, as applicable, by Vendor, except to the extent such Losses are caused by TXUED.

(b)
Vendor shall (i) receive all invoices in respect of Managed Third Party Agreements (“Managed Invoices”), (ii) review and correct any errors in any such Managed Invoices in a timely manner and (iii) submit such Managed Invoices to TXUED within a reasonable period of time prior to the due date or, if a discount for payment is offered, the date on which TXUED may pay such Managed Invoice with a discount. TXUED shall pay the Managed Invoices received and approved by Vendor. TXUED shall only be responsible for payment of the Managed Invoices and shall not be responsible to Vendor for any management, administration or maintenance fees of Vendor in connection with the Managed Invoices. TXUED shall be responsible for any late fees in respect of the Managed Invoices, provided that Vendor submitted the applicable Managed Invoices to TXUED for payment within a reasonable period of time prior to the date any such Managed Invoice is due or the date on which TXUED may pay with a discount, but in no event later than fifteen (15) days prior to the due date of such Managed Invoice. If Vendor fails to submit a Managed Invoice to TXUED for payment in accordance with the preceding sentence, Vendor shall be responsible for any discount not received or any late fees in respect of such Managed Invoice.

5.6	Reserved.

5.7	Required Consents.

(a)
“Vendor Required Consents” shall mean all licenses, consents, permits, approvals, authorizations and other actions that are necessary for Vendor to provide the Services or which allow, among other things, (a) Vendor and Vendor Personnel to use any third party services procured by Vendor to provide the Services, (b) Vendor and Vendor Personnel the right to use any Resources in connection with providing the Services, (c) TXUED and TXUED Personnel to exercise their rights under this Services Agreement in respect of Vendor owned, leased or licensed Resources and (d) Vendor to assign to TXUED the Work Product paid for entirely by TXUED. Vendor shall be administratively and, except as otherwise provided in this Services Agreement, financially responsible for obtaining and maintaining all Vendor Required Consents (e.g., for any transfer or Upgrade fees), and each Party shall be responsible for complying with all Vendor Required Consents. TXUED will cooperate with Vendor in obtaining all Vendor Required Consents.

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(b)
“TXUED Required Consents” shall mean all consents, permits, approvals, authorizations and other actions that are necessary for TXUED to assign the Assigned Agreements to Vendor and Vendor to manage and administer the Managed Third Party Agreements in accordance with this Agreement or for Vendor to exercise its rights under this Services Agreement in respect of TXUED owned, leased or licensed Resources. TXUED shall be administratively and financially responsible for obtaining and maintaining all TXUED Required Consents, and each Party shall be responsible for complying with all TXUED Required Consents. Vendor will cooperate with TXUED in obtaining all TXUED Required Consents.

(c)
If, despite using all reasonable efforts, TXUED is unable to obtain an TXUED Required Consent or Vendor is unable to obtain a Vendor Required Consent, then, unless and until such TXUED Required Consent or Vendor Required Consent is obtained, Vendor shall use all reasonable efforts to determine and adopt, subject to TXUED’s prior approval, such alternative approaches as are necessary and sufficient to provide the Services without such TXUED Required Consent or Vendor Required Consent, as applicable (including, with respect to any Assigned Agreement, Vendor managing the agreement as a Managed Third Party Agreement, to the extent contractually and legally possible). TXUED will be responsible for the financial costs of such alternative approaches to the extent they arise from TXUED’s failure to obtain any TXUED Required Consent, and Vendor will be responsible for the financial costs of such alternative approaches to the extent they arise from Vendor’s failure to obtain any Vendor Required Consent. If such alternative approaches are required for a period longer than ninety (90) days following the Services Agreement Effective Date, the Parties shall equitably adjust the terms and reduce the Charges to reflect any additional costs being incurred by either Party.

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6.	SERVICE LEVELS

6.1	General.

(a)	Service Level Performance Standards. Beginning on the dates specified in Schedule G, Vendor shall perform the Services so as to meet or exceed the Service Levels as set forth in Schedule G.

(b)	Multiple Service Levels. If more than one Service Level applies to any particular obligation of Vendor, Vendor shall perform in accordance with the most stringent of such Service Levels.

6.2	***

7.	RESERVED.

8.	VENDOR RESPONSIBILITIES.

8.1	Policy and Procedures Manual.

(a)
Delivery and Contents. Vendor shall deliver to TXUED for its review, comment and approval (i) an outline of the topics to be addressed in the Policy and Procedures Manual within ninety (90) days after the Services Agreement Commencement Date, and (ii) a final draft of the Policy and Procedures Manual within one hundred eighty (180) days after the Services Agreement Commencement Date (the “Policy and Procedures Manual”). At a minimum, the Policy and Procedures Manual shall include the following:

(i)
a detailed description of the Services and the manner in which each will be performed by Vendor, including (A) documentation (including policies and procedures, and disaster recovery plans) providing further details regarding such Services, and (B) the specific activities to be undertaken by Vendor in connection with each Service, including, where appropriate, the direction, supervision, monitoring, staffing, reporting, planning and oversight activities to be performed by Vendor under this Services Agreement;

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(ii)
the procedures for TXUED/Vendor interaction and communication, including (A) call lists, (B) procedures for and limits on direct communication by Vendor with TXUED Personnel, (C) problem management and escalation procedures, (D) priority procedures, (E) Acceptance testing and procedures, (F) quality assurance procedures and checkpoint reviews and (G) annual and quarterly financial objectives, budgets and performance goals; and

(iii)	practices and procedures addressing such other issues and matters as TXUED shall reasonably require.

(b)
Revision and Maintenance. Vendor shall incorporate any reasonable comments or suggestions of TXUED into the Policy and Procedures Manual and shall deliver a final revised version to TXUED within thirty (30) days of its receipt of such comments and suggestions for TXUED’s approval. The Policy and Procedures Manual will be delivered and maintained by Vendor in hard copy and electronic formats and will be accessible electronically by TXUED Personnel in a manner consistent with TXUED’s security policies.

(c)
Compliance. Vendor shall perform the Services in accordance with TXUED’s then current policies and procedures until the Policy and Procedures Manual is finalized and agreed upon by the Parties. Thereafter, Vendor shall perform the Services in accordance with the Policy and Procedures Manual, as may be amended. In the event of a conflict between the provisions of this Services Agreement and the Policy and Procedures Manual, the provisions of this Services Agreement shall control unless the Parties expressly agree otherwise and such agreement is set forth in the relevant portion of the Policy and Procedures Manual.

(d)
Modification and Updating. Subject to the Change Control Process, Vendor shall modify and update the Policy and Procedures Manual to reflect changes in the operations or procedures described therein and to comply with TXUED Rules and TXUED Standards of which Vendor has been notified. Vendor shall make such modifications and updates within an appropriate period of time given the nature and urgency of the change(s), and any resulting changes to the Services shall be addressed through the Change Control Process. Vendor shall provide the proposed changes in the Policy and Procedures Manual to TXUED for review, comment and approval. To the extent such change could (i) increase TXUED’s total costs of receiving the Services, (ii) require material changes to TXUED’s owned, licensed or leased Resources, (iii) have a material adverse impact on the performance, accuracy, speed, responsiveness, quality or resource efficiency of the Services or (iv) violate or be inconsistent with the TXUED Rules and TXUED Standards, Vendor shall not implement such change without first obtaining TXUED’s approval.

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8.2	Government Contract Flow-Down Clauses.

(a)
General. The Parties acknowledge and agree that, as a matter of federal procurement law, Vendor may be deemed a “subcontractor” to TXUED under one or more of their contracts with the federal government, that the Services provided or to be provided by Vendor in such circumstances constitute “commercial items” as that term is defined in the Federal Acquisition Regulation, 48 C.F.R. Section 52.202, and that “subcontractors” providing “commercial items” under government contracts are subject to certain mandatory “flow-down” clauses (currently, (i) Equal Opportunity, (ii) Affirmative Action for Special Disabled and Vietnam Era Veterans and (iii) Affirmative Action for Handicapped Workers) under the Federal Acquisition Regulation, 48 C.F.R. Section 52.244-6. The Parties agree that, insofar as those clauses are required to be flowed down to Vendor, any changes to this Agreement shall be addressed through the Change Control Process.

(b)
Special Requirements. The Parties do not believe that the Services provided by Vendor under this Services Agreement will be subject to government flow-down requirements other than those associated with any subcontracts for commercial items. Should compliance by Vendor with additional flow-down provisions nevertheless be required by the federal government in certain circumstances, Vendor shall comply with such additional flow-down provisions and the Parties shall address the additional consideration, if any, to be paid to Vendor in such circumstances through the Change Control Process.

(c)
Special Purchases Support. TXUED’s intent is to purchase products and services from Small Disadvantaged Businesses and Small Woman Owned Businesses (collectively “SDBs”) in order to satisfy its goals and comply with government procurement laws and regulations. To help TXUED achieve its goals, Vendor agrees to establish as a goal the purchase, when commercially feasible, of products and services from SDBs, on behalf of TXUED, in the performance of Vendor’s obligations under this Services Agreement. Vendor, as part of the Services, shall track invoice payments made to SDBs, and shall submit a quarterly summary to TXUED with respect to such activity.

8.3
Unauthorized Use. TXUED and Vendor shall cooperate fully in efforts to prevent and cure unauthorized use of the Services by expeditiously informing each other of suspected abuse and, when known, the identity of the responsible individuals. Vendor shall advise TXUED regarding methods to minimize TXUED’s exposure to misuse and abuse of the Services. Vendor shall provide assistance to TXUED upon TXUED’s request in Vendor’s efforts to minimize ongoing misuse or abuse through timely reconfiguration and limitation of the Services. Appropriate representatives of Vendor, TXUED and Eligible Recipient shall meet at the request of TXUED to establish appropriate operational fraud control procedures. The Parties acknowledge and agree that Vendor’s performance of its obligations under this Section shall be subject to and in accordance with applicable Privacy Laws.

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8.4
Interface. In performing the Services, subject to the Change Control Process, Vendor shall use Resources and business processes that interface and integrate with the Retained Resources and Business Processes without (i) materially adversely impacting the business or operations of TXUED, (ii) materially degrading the Services then being received by TXUED, (iii) materially interfering with the ability of TXUED to obtain the Services or (iv) increasing TXUED’s total costs of receiving the Services.

9.	TXUED RESPONSIBILITIES.

9.1
TXUED Service Delivery Executive. TXUED shall designate one (1) individual to whom all Vendor communications concerning this Services Agreement shall be addressed (the “TXUED Service Delivery Executive”), who shall have the authority to act on behalf of TXUED in all day-to-day matters pertaining to this Services Agreement. TXUED may change the designated TXUED Service Delivery Executive by providing notice to Vendor. Additionally, (i) TXUED shall be entitled to designate additional representatives who will be authorized to make certain decisions (e.g., regarding emergency maintenance) if the TXUED Service Delivery Executive is not available and (ii) the TXUED Service Delivery Executive shall be entitled to delegate any of his or her rights and obligations to one or more designees upon prior notice to Vendor. Vendor is entitled to rely upon instructions given by the TXUED Service Delivery Executive or any other individual designated to have decision-making authority in accordance with this Section.

9.2
Cooperation. In connection with the transition of the Services to Vendor and the transformation of the Services, TXUED shall use commercially reasonable efforts to provide all cooperation and assistance reasonably required or requested by Vendor in connection with Vendor’s completion of such transition and the Transition Plan as well as such transformation and the Transformation Plan. In accordance with the governance policies and procedures set forth in Exhibit 8 to the Master Agreement, TXUED will cooperate with Vendor in good faith to define and execute the completion of all necessary approvals, agencies and authorities to carry on the daily activities of the processes set forth in this Services Agreement.

10.	CHARGES.

10.1	Reserved.

10.2	***

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11.	RESERVED.

12.	OWNERSHIP OF MATERIALS.

12.1	TXUED Owned Resources.

(a)
Ownership of TXUED Resources. As between the Parties, TXUED shall be the sole and exclusive owner of: (i) all Resources lawfully owned by TXUED or TXUED’s Affiliates prior to the Services Agreement Effective Date; (ii) all Resources acquired by TXUED or TXUED’s Affiliates on or after the Services Agreement Effective Date; (iii) all TXUED Standards and all TXUED Rules; (iv) except as otherwise agreed by the Parties in any Work Request, all Work Product that is paid for entirely by TXUED; and (v) all modifications, enhancements, improvements and Upgrades to and Derivative Works of such Resources, the TXUED Standards, the TXUED Rules and such Work Product (collectively, “TXUED Owned Resources”), including all worldwide intellectual property rights in the TXUED Owned Resources. Any TXUED Owned Resources that are acquired, obtained, made, created, built, constructed or developed by or on behalf of Vendor shall be considered to be works made for hire (as that term is used in Section 101 of the United States Copyright Act, 17 U.S.C. § 101, or in analogous provisions of other applicable Laws) and owned by TXUED. If any such TXUED Owned Resources may not be considered a work made for hire under applicable Law, Vendor hereby irrevocably assigns, and shall assign, to TXUED without further consideration, all of Vendor’s rights, title and interest in, to and under such TXUED Owned Resources, including all worldwide intellectual property rights in such TXUED Owned Resources. Vendor acknowledges that TXUED and the successors and assigns of TXUED shall have the right to obtain and hold in their own names all rights, title and interest in, to and under any TXUED Owned Resources.

(b)
License to TXUED Owned Resources. As of the Services Agreement Commencement Date, TXUED hereby grants to Vendor and, to the extent necessary for Vendor to provide the Services, to Subcontractors designated by Vendor that sign a written agreement to be bound by all of the terms contained herein applicable to such Resources (which agreement shall include the terms specified in this Section as well as those pertaining to the ownership of such Resources, the scope and term of the license, the restrictions on the use of such Resources, the obligations of confidentiality, etc.), for the sole purpose of providing the Services, a non-exclusive, non-transferable, royalty-free right and license during the Services Agreement Term to access, use, practice, make, have made, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of the TXUED Owned Resources that are provided by TXUED to Vendor. Vendor shall have no right to the source code to any TXUED Owned Resources unless and to the extent approved in advance by TXUED. Except as otherwise approved by TXUED, which approval will not be unreasonably withheld or delayed under the circumstances, Vendor shall not (i) use any TXUED Owned Resources for the benefit of any person or Entity other than TXUED, (ii) separate or uncouple any portions of any Software comprising the TXUED Owned Resources, in whole or in part, from any other portions thereof or (iii) reverse assemble, reverse engineer, translate, disassemble, decompile or otherwise attempt to create or discover any source or human readable code, underlying algorithms, ideas, file formats, trade secrets or programming interfaces of any Software comprising the TXUED Owned Resources by any means whatsoever. Except as otherwise requested or approved by TXUED, Vendor shall cease all use of TXUED Owned Resources upon the end of the Services Agreement Term.

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(c)	License to TXUED Licensed Resources.

(i)
As of the Services Agreement Commencement Date, to the extent permitted under the applicable third party contracts, TXUED hereby grants to Vendor and, to the extent necessary for Vendor to provide the Services, to Subcontractors designated by Vendor that sign a written agreement to be bound by all of the terms contained herein applicable to such Resources (which agreement shall include the terms specified in this Section as well as those pertaining to the ownership of such Resources, the scope and term of the license, the restrictions on the use of such Resources, the obligations of confidentiality, etc.), for the sole purpose of providing the Services, a non-exclusive, non-transferable, royalty-free right and license during the Services Agreement Term to access, use, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of the TXUED Licensed Resources that are provided by TXUED to Vendor. Vendor shall have no right to the source code to any TXUED Licensed Resources unless and to the extent approved in advance by TXUED. Except as otherwise approved by TXUED, which approval will not be unreasonably withheld or delayed under the circumstances, Vendor shall not (A) use any TXUED Licensed Resources for the benefit of any person or Entity other than TXUED, (B) separate or uncouple any portions of any Software comprising the TXUED Licensed Resources, in whole or in part, from any other portions thereof or (C) reverse assemble, reverse engineer, translate, disassemble, decompile or otherwise attempt to create or discover any source or human readable code, underlying algorithms, ideas, file formats, trade secrets or programming interfaces of any Software comprising the TXUED Licensed Resources by any means whatsoever. Except as otherwise requested or approved by TXUED, Vendor shall cease all use of TXUED Licensed Resources upon the end of the Services Agreement Term.

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(ii)
Notwithstanding anything to the contrary in clause (i) of this Section 12.1(c), TXUED hereby approves Vendor’s use of the motor vehicles that are provided by TXUED to Vendor and licensed pursuant to clause (i) of this Section 12.1(c) in connection with Vendor’s provision of services to its other customers, provided that Vendor may only use such motor vehicles pursuant to clause (i) of this Section 12.1(c) for the remaining duration of the initial term of the applicable leases under which TXUED has leased such motor vehicles. Upon the earlier to occur of (A) the expiration of the initial term of the applicable leases under which TXUED has leased such motor vehicles and (B) the date on which Vendor no longer requires such motor vehicles to perform the Services or any services for Vendor’s other customers, Vendor shall promptly return such motor vehicles to TXUED in substantially the same condition as when such motor vehicles were first provided to Vendor, subject to reasonable wear and tear. Vendor’s use of such motor vehicles shall at all times be in compliance with the terms of their applicable leases and applicable Laws. Vendor hereby agrees, under and in accordance with Section 15.4 of the Master Agreement, to indemnify, defend and hold harmless TXUED and its officers, directors, employees, agents, representatives, successors and assigns from and against any and all Losses due to third party claims (excluding the claims of TXUED’s Affiliates and Eligible Recipients) arising from or in connection with Vendor’s use of such motor vehicles.

(d)
Work Product. Prior to initiating any Work Product that will not be entirely paid for by TXUED, Vendor shall notify TXUED and TXUED shall have five (5) business days to notify Vendor in writing that such Work Product will be entirely paid for by TXUED. If TXUED provides such notice, TXUED shall pay all amounts in connection with the acquisition, creation, construction or development of such Work Product. If TXUED fails to provide such notice or pay such amounts, such Work Product shall not be owned by TXUED.

12.2	Vendor Owned Resources.

(a)
General. As between the Parties, Vendor shall be the sole and exclusive owner of (i) all Resources lawfully owned by Vendor or Vendor’s Affiliates prior to the Services Agreement Effective Date; (ii) all Resources acquired, obtained, made, created, built, constructed or developed by or on behalf of Vendor or Vendor’s Affiliates on or after the Services Agreement Effective Date (excluding any Work Product paid for entirely by TXUED); and (iii) all modifications, enhancements, improvements and Upgrades to and derivative Works of such Resources (collectively, “Vendor Owned Resources”), including CableCure® Technology, the Vendor ERP System, and all worldwide intellectual property rights in such Vendor Owned Resources.

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(b)
Vendor Owned Items. Notwithstanding Section 12.1(a)(iv) and Section 12.1(a)(v), modifications, enhancements, improvements and Upgrades to, and Derivative Works of, Vendor Owned Resources that are acquired, obtained, made, created, built, constructed or developed by or on behalf of Vendor or Vendor’s Affiliates as part of the Services shall be owned by Vendor. To the extent that ownership in the Vendor Owned Resources does not automatically vest in Vendor, then TXUED hereby irrevocably assigns, and shall assign, to Vendor without further consideration, all of TXUED’s rights, title and interest in, to and under such Vendor Owned Resources, including all worldwide intellectual property rights in such Vendor Owned Resources. TXUED acknowledges that Vendor and the successors and assigns of Vendor shall have the right to obtain and hold in their own names all rights, title and interest in, to and under any Vendor Owned Resources.

(c)
License to Vendor Owned Materials. Effective upon Vendor’s first use of any Vendor Owned Materials (including in each case all related documentation, processes and methodologies but excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Materials that are generally commercially available), Vendor hereby grants to TXUED, at no additional charge (during the Services Agreement Term), a global, non-exclusive, non-transferable (except in connection with a Change in Control), perpetual (only with respect to clause (ii) below), irrevocable, royalty-free (during the Services Agreement Term) right and license to access, use, practice, make, have made, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of such Vendor Owned Materials (i) during the services Agreement Term solely to the extent necessary for TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED) to receive the Services or exercise any of its specific rights under Schedule E and (ii) upon completion of the Termination Assistance Services solely for the benefit of TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED), and, upon Vendor’s prior written consent, such consent not to be unreasonably withheld or delayed, to sublicense and permit third parties to access, use, practice, make, have made, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of such Vendor Owned Materials solely for the purposes set forth in the preceding clauses (i) and (ii). Any approved sublicensee must sign a written agreement to be bound by all of the terms contained herein applicable to such Vendor Owned Materials (such agreement shall include the terms specified in this Section as well as those pertaining to the ownership of such Vendor Owned Materials, the scope and term of the license, the restrictions on the use of such Vendor Owned Materials, the obligations of confidentiality, etc). Except as otherwise approved by Vendor, which approval will not be unreasonably withheld or delayed under the circumstances, TXUED shall not (i) separate or uncouple any portions of any Software comprising the Vendor Owned Resources, in whole or in part, from any other portions thereof, or (ii) reverse assemble, reverse engineer, translate, disassemble, decompile or otherwise attempt to create or discover any source or human readable code, underlying algorithms, ideas, file formats, trade secrets or programming interfaces of any Software comprising the Vendor Owned Resources by any means whatsoever.

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(d)
License to Vendor Licensed Materials. Effective upon Vendor’s first use of Vendor Licensed Materials (including in each case all related documentation, processes and methodologies but excluding CableCure® Technology, the Vendor ERP System and off-the-shelf Materials that are generally commercially available) and to the extent permitted under Vendor’s agreements with third parties that are not Vendor’s Affiliates, Vendor hereby grants to TXUED, at no additional charge by Vendor, a global, non-exclusive, non-transferable (except in connection with a Change in Control), perpetual (only with respect to clause (ii) below), irrevocable, royalty-free (during the Services Agreement Term) right and license to access, use, practice, make, have made, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of such Vendor Licensed Materials (i) during the Services Agreement Term solely to the extent necessary for TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED) to receive the Services or exercise any of its specific rights under Schedule E and (ii) upon completion of the Termination Assistance Services solely for the benefit of TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED), and to sublicense and permit third parties to access, use, practice, make, have made, operate, copy, execute, reproduce, display, perform, distribute, modify, maintain, upgrade, store and create Derivative Works of such Vendor Licensed Materials solely for the purposes set forth in the preceding clauses (i) and (ii). Vendor shall not use any such Vendor Licensed Materials to provide the Services for which Vendor is unable to offer the rights set forth in this Section and Section 4.3(b)(ii) without TXUED’s prior consent. Absent such consent, Vendor’s use of any such Vendor Licensed Materials necessary to provide the Services shall obligate Vendor to provide, at no cost to TXUED, the rights set forth in this Section and Section 4.3(b)(ii). TXUED shall be responsible for any transfer, assignment, switching, termination or other fees or costs to obtain for TXUED the rights and license set forth is in this Section and to a transfer or assignment of any Third Party Contract as set forth in Section 4.3(b)(iii); provided, that TXUED was informed of, and agreed to, such transfer, assignment, switching, termination or other fees or costs prior to Vendor’s first use of any such Vendor Licensed Materials.

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(e)
Rights to Vendor Resources. Effective upon Vendor’s first use of any Vendor Owned Resources (excluding labor, CableCure® Technology, the Vendor ERP System and off-the-shelf Resources that are generally commercially available) or any Resources that are licensed, leased or otherwise obtained by Vendor from a third party in connection with the Services (excluding labor, Vendor Owned Materials, Vendor Licensed Materials, CableCure® Technology, the Vendor ERP System, Work Product paid for entirely by TXUED and off-the-shelf Resources that are generally commercially available) (“Vendor Licensed Resources”), to the extent permitted under Vendor’s Agreements with such third parties, Vendor hereby grants to TXUED, at no additional charge by Vendor, during the Services Agreement Term a global, non-exclusive, non-transferable (except in connection with a Change in Control), irrevocable, royalty-free right and license to access, use, operate, modify, maintain and upgrade such Vendor Owned Resources and Vendor Licensed Resources solely to the extent necessary for TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED) to receive the Services or to exercise any of its specific rights under Schedule E, and, upon Vendor’s prior written consent, such consent not to be unreasonably withheld or delayed, to permit third parties to access, use, operate, modify, maintain and upgrade such Vendor Owned Resources and Vendor Licensed Resources solely to the extent necessary for TXUED (including, for the avoidance of doubt, any Entity that is Controlled by TXUED) to receive the Services or exercise any of its specific rights under Schedule E. Vendor shall not use any such Vendor Licensed Resources to provide the Services for which Vendor is unable to offer the rights set forth in this Section and Section 4.3(b)(iii) without TXUED’s prior consent. Absent such consent, Vendor’s use of any such Vendor Licensed Resources necessary to provide the Services shall obligate Vendor to provide, at no cost to TXUED, the rights set forth in this Section and Section 4.3(b)(iii). TXUED shall be responsible for any transfer, assignment, switching, termination or other fees or costs to obtain for TXUED the rights and license set forth in this Section and to a transfer or assignment of any Third Party Contract as set forth in Section 4.3(b)(iii); provided, that TXUED was informed of, and agreed to, such transfer, assignment, switching, termination or other fees or costs prior to Vendor’s first use of any Vendor Licensed Resources.

(f)
Embedded Materials. To the extent that Vendor Owned Resources are embedded in any TXUED Owned Resources, Vendor shall not be deemed to have assigned its rights (including intellectual property rights) in such Vendor Owned Resources to TXUED, but such Vendor Owned Resources shall be subject to the license grant under Section 12.2(c).

12.3	General Rights.

(a)
Legends. Each Party agrees to reproduce any copyright, patent, trademark or other proprietary or restrictive notice or legend contained in or included on any portion of the Resources which may be owned by the other Party or third parties.

(b)
No Implied Licenses. Except as expressly specified in this Services Agreement, nothing in this Services Agreement shall be deemed to grant to one Party, by implication, estoppel or otherwise, license rights, ownership rights or any other intellectual property rights in any Resources owned by the other Party or any Affiliate of the other Party (or, in the case of Vendor, TXUED).

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12.4	Return of TXUED Owned Resources. Following the completion by Vendor of any Termination Assistance Services for which TXUED Owned Resources are required, Vendor shall, at no cost to TXUED:

(a)
promptly return to TXUED all TXUED Owned Resources (and all copies thereof) in substantially the same condition (as they may have been modified or improved by Vendor) as when such TXUED Owned Resources were first provided to Vendor, subject to reasonable wear and tear;

(b)
following confirmation by TXUED that TXUED has received the TXUED Owned Resources, destroy or securely erase all other copies of such Resources then in Vendor’s possession and cease using such Resources for any purpose; and

(c)	certify such destruction, erasure and cessation to TXUED in a notice signed by an officer of Vendor.

12.5	Return of Vendor Owned Resources. Following the completion by Vendor of any Termination Assistance Services for which Vendor Owned Resources are required, TXUED shall, at Vendor’s cost:

(a)
promptly return to Vendor those Vendor Owned Resources (and all copies thereof) that are not transferred to TXUED or to which TXUED does not have ongoing rights under this Agreement in substantially the same condition (as they may have been modified or improved by TXUED) as when such Vendor Owned Resources were first provided to TXUED, subject to reasonable wear and tear;

(b)
following confirmation by Vendor that Vendor has received such Vendor Owned Resources, destroy or securely erase all other copies of such Resources then in TXUED’s possession and cease using such Resources for any purpose; and

(c)	certify such destruction, erasure and cessation to Vendor in a notice signed by an officer of TXUED.

13.	ADDITIONAL WARRANTIES AND COVENANTS.

13.1        (a)    General Warranty. Without limiting any other provisions of this Agreement, but subject to Section 13.1(f) below, Vendor warrants and covenants as follows (the “General Warranty”): (i) the Vendor Personnel shall perform the Services in a professional and workmanlike manner, in accordance with high professional standards, with a level of care, safety, skill, knowledge and judgment required or reasonably expected of firms or persons performing comparable services, that Vendor shall use adequate numbers of qualified individuals with suitable training, experience, competence and skill to perform the Services and that Vendor shall provide such individuals with training as to new products and services prior to the implementation of such products and services in the TXUED environment, and (ii) all Services shall be performed in accordance and compliance with the terms of this Agreement and all Work Product paid for entirely by TXUED shall be free from defects in workmanship and, to the extent Work Product paid for entirely by TXUED has underlying Specifications, shall be Compliant.

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(b)
Warranty Period. The General Warranty shall extend for a period (the “Warranty Period”) as follows: for a period of twenty-four months (24) months from the date of provision of Services or, in the case of Work Product paid for entirely by TXUED, TXUED’s final acceptance of such Work Product, except: (i) where specific Services or Work Product have been specified to have a longer warranty, in which case the General Warranty shall cover such specific Services or Work Product for the duration of such longer warranty period; or (ii) for any Services that are not performed in accordance with applicable TXUED Rules, TXUED Standards or Specifications, in which case the General Warranty shall cover such Services for four (4) years.

(c)
Remedies. If within the Warranty Period a breach of the General Warranty occurs, then upon receiving notice or otherwise becoming aware thereof, and as TXUED’s sole and exclusive remedy and Vendor’s sole and exclusive obligation and liability, Vendor shall, at no additional cost or expense to TXUED, re-perform the Services that are the subject of the General Warranty breach, or repair, replace or otherwise cure the defective or non-Compliant Work Product, and in each case the Resources required for such re-performance or repair, replacement or other cure shall not be counted in calculating the Charges payable or Resources utilized by TXUED.

(d)
Risk of Loss. Vendor shall bear the risk of loss or damage to any specific Work Product requiring repair, replacement or cure pursuant to this Section during the period during which Vendor is performing any repair, replacement or cure work on such Work Product.

(e)
Extended Warranty Period. The General Warranty shall apply to Services that are re-performed and Work Product that is repaired, replaced or otherwise cured pursuant to this Section for the longest of (x) an additional twenty-four (24) month period following re-performance or completion of the repair, replacement or other cure, (y) such longer period with respect to those specific Services or Work Product that have been specified to have a longer warranty or (z) four (4) years with respect to those Services that are not performed in accordance with applicable TXUED Rules, TXUED Standards or Specifications.

(f)
EXCLUSIVE WARRANTEES. EXCEPT AS EXPRESSLY PROVIDED IN THIS SERVICES AGREEMENT SECTION 13.1, SECTION 13.2 AND SECTION 13.3 AND IN THE MASTER AGREEMENT SECTION 13.3, SECTION 13.4 AND SECTION 13.5, VENDOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE SERVICES OR THE WORK PRODUCT, AND TXUED DISCLAIMS ANY WARRANTY IMPLIED BY LAW, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ALL OTHER WARRANTIES IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING WARRANTIES OF CUSTOM, TRADE, COURSE OF DEALING OR USAGE.

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13.2
Work Product and Incorporated and Attached Items. Vendor warrants and covenants that all Work Product paid for entirely by TXUED and any materials (including Materials), equipment (including Equipment), tools and other Resources provided by Vendor and incorporated into or attached to any such Work Product shall be (a) free and clear of any security interests or other liens or encumbrances upon transfer to TXUED, and (b) of the grade specified by the applicable TXUED Rules, TXUED Standards or Specifications for their intended uses or, if no grade is so specified, of a reasonable grade for their intended uses.

13.3
Other Warranties. Vendor warrants and covenants that (a) the title conveyed to TXUED to any Work Product shall be good and its transfer rightful, and (b) none of the Work Product paid for entirely by TXUED shall infringe upon the rights (including proprietary rights) of any third party.

13.4
TXUED Warranties. TXUED warrants and covenants that (a) TXUED is the owner of or otherwise has the authority to grant the license in TXUED Owned Resources under Section 12.1 and (b) none of the TXUED Owned Resources shall infringe upon the rights (including proprietary rights) of any third party.

14.	TERMINATION.

14.1	Termination for Cause.

(a)	By TXUED. In addition to the termination rights set forth in the Master Agreement, if Vendor:

(i)
commits a material breach of this Services Agreement or its material obligations in respect of any functional Services area which breach is not cured within forty-five (45) days after notice of the breach from TXUED or such longer period as may be set forth in the Master Agreement or this Services Agreement; provided that such forty-five (45) day period shall be extended up to one-hundred thirty-five (135) additional days so long as Vendor has commenced and is diligently pursuing and continues to use its best efforts to cure such breach and the failure to cure such breach does not have a material adverse effect on TXUED (which, for the avoidance of doubt, excludes those effects that have been cured by payment of money damages);

(ii)
commits a material breach of this Services Agreement or its material obligations in respect of any functional Services area which is not capable of being cured (including by the payment of money, where appropriate) within the period specified pursuant to Section 14.1(a)(i); or

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(iii)
commits numerous breaches of this Services Agreement or its material obligations in respect of any functional Services area of which Vendor has received formal notice and which collectively constitute a material breach, and fails to (A) cure such breaches within forty-five (45) days after receiving notice from TXUED that such breaches have become a material breach; provided that such forty-five (45) day period shall be extended up to one-hundred thirty-five (135) additional days so long as Vendor has commenced and is diligently pursuing and continues to use its best efforts to cure such breach and the failure to cure such breach does not have a material adverse effect on TXUED (which, for the avoidance of doubt, excludes those effects that have been cured by payment of money damages); and (B) give TXUED adequate assurance that the cause of each of such breach has been corrected so as not to be repeated again, provided that if, within the twenty-four (24) month period following the completion of the cure described in the preceding clause (A), Vendor again commits numerous breaches of this Services Agreement or its material obligations in respect of any functional Services area which Vendor has previously received formal notice and which collectively constitute a material breach, Vendor shall not be entitled to the cure rights described in the preceding clause (A) and (B);

then TXUED may, by giving notice to Vendor, terminate this Services Agreement as of a date specified in the notice of termination.

(b)
By Vendor. In the event that (i) TXUED fails to pay Vendor any undisputed portion of any Bi-Monthly Invoice within fifteen (15) days following notice from Vendor and TXUED continues to fail to pay Vendor within fifteen (15) days following a second notice from Vendor (to be delivered no earlier than fifteen (15) days after the first notice) stating that such amount is overdue and stating that Vendor may, in Vendor’s sole discretion, terminate the Agreement if such amount is not paid within three (3) days from the date of such second notice or (ii) in any calendar year, TXUED fails to pay the undisputed portion of five (5) or more Bi-Monthly Invoices within the time period set forth in Section 11.1(b) and has received at least one notice from Vendor in respect of each such failure to pay.

14.2	Reserved.

14.3	Reserved.

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14.4
Termination for Insolvency. In the event that a Party (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any bona fide proceedings related to its liquidation, administration, provisional liquidation, insolvency that is not dismissed within sixty (60) days or the appointment of a receiver or similar officer for it, (iii) passes a resolution for its voluntary liquidation, (iv) has a receiver or manager appointed over all or substantially all of its assets, (v) makes an assignment for the benefit of all or substantially all of its creditors, (vi) enters into an agreement or arrangement for the composition, extension or readjustment of substantially all of its obligations or any class of such obligations, (vii) has its credit rating issued by one or more Ratings Agencies downgraded to or below “CCC” or their equivalent grade in the event of a change in rating scales by the Rating Agencies (provided that until Vendor obtains a credit rating, this clause (vii) shall not be a basis upon which TXUED may terminate this Services Agreement) or (viii) experiences an event analogous to any of the foregoing in any jurisdiction in which any of its assets are situated, then in any such event the other Party may terminate this Services Agreement as of a date specified in a termination notice; provided, however, that Vendor shall not have the right to exercise such termination under this Section so long as TXUED pays for the Services on a current basis. For purposes of this Section, “Ratings Agency” means each of Moody’s Investor Services or Standard & Poors and any successors thereto, and in the event either of such Entities no longer issues credit ratings, then another nationally recognized credit rating agency (if any) agreed to by the Parties.

14.5	Reserved.

14.6	Cross Terminations and Termination Charges.

(a)	This Services Agreement shall automatically terminate upon the expiration or termination of the Master Agreement.

(b)
Except for Termination Fees payable by TXUED if it terminates the Master Agreement under Section 18.9, no other termination fees shall be payable by a Party that terminates this Services Agreement under an express termination right set forth in this Services Agreement.

(c)	Except as otherwise expressly provided in the Master Agreement or in this Services Agreement, each Party may only terminate this Services Agreement in its entirety.

14.7	Reserved.

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15.	ASSIGNMENT OF SERVICES AGREEMENT FOR FINANCING.

Vendor may assign, transfer, pledge, hypothecate or otherwise encumber all of its right, title and interest in, to and under this Services Agreement as collateral security for any financing Vendor may elect to enter into with any lender, trustee, lessor or other financing party (each a “Lender”) and pursuant to such financing, TXUED will execute and deliver a reasonable and customary consent to assignment for the benefit of the Lenders, which shall be in form and substance reasonably acceptable to TXUED. Such consent to assignment may address, among other items, (i) the right (but not the obligation) of the Lenders, pursuant to the exercise of their remedies under such assignment, to exercise Vendor’s rights and receive notices on behalf of Vendor under this Services Agreement, (ii) the right (but not the obligation) of the Lenders to cure defaults of Vendor in a manner reasonably satisfactory to TXUED, (iii) the right of the Lenders, upon request (to the extent permitted by applicable law), to receive a replacement agreement (which shall be in form and substance reasonably satisfactory to TXUED) should this Services Agreement be terminated or rejected as a result of any bankruptcy of Vendor, and (iv) the right to direct payments otherwise payable to Vendor (without offset or reduction) to an account controlled by the Lenders.

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IN WITNESS WHEREOF, the Parties have caused this Services Agreement to be executed by their respective duly authorized representatives as of the Services Agreement Effective Date.

TXU ELECTRIC DELIVERY COMPANY

By:	______________________________________
Name: ________________________________
Title: ________________________________

INFRASTRUX ENERGY SERVICES
GROUP LP

By:	InfrastruX Energy GP, LLC, its general partner
By:	InfrastruX Group, Inc., its member
By: _________________________________
Name: _________________________________
Title: _________________________________

By:	TXU Asset Services Group Management LLC, its general partner

By:	__________________________________________________
Name: _____________________________________________
Title: _____________________________________________

[Signature Page to Field Services Agreement]

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TABLE OF CONTENTS

Page

1.	BACKGROUND AND CONDITIONS		1
2.	DEFINITIONS AND DOCUMENTS		1
	2.1	Definitions	1
	2.2	Other Services Agreement Terms	1
3.	TERM		2
	3.1	Initial Services Agreement Term	2
	3.2	Extension	2
4.	SERVICES		3
	4.1	Overview	3
	4.2	Transition Services and Transformation Services.	4
	4.3	Termination Assistance Services	8
	4.4	Use of Third Parties	12
	4.5	Employee Transfers	13
	4.6	Operational and Financial Responsibility	13
5.	FACILITIES, ASSIGNED AGREEMENTS AND REQUIRED CONSENTS		13
	5.1	TXUED Facilities.	13
	5.2	Vendor Facilities.	14
	5.3	Reserved	15
	5.4	Assignment of Third Party Contracts	15
	5.5	Managed Third Party Agreements	15
	5.6	Reserved	16
	5.7	Required Consents	16
6.	SERVICE LEVELS		17
	6.1	General	17
	6.2	***	18
7.	RESERVED		19
8.	VENDOR RESPONSIBILITIES.		19
	8.1	Policy and Procedures Manual	19
	8.2	Government Contract Flow-Down Clauses	20
	8.3	Unauthorized Use	21
	8.4	Interface	21

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.
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TABLE OF CONTENTS
(continued)

Page

9.	TXUED RESPONSIBILITIES		21
	9.1	TXUED Service Delivery Executive	21
	9.2	Cooperation	22
10.	CHARGES		22
	10.1	Reserved	22
	10.2	***	22
11.	RESERVED		22
12.	OWNERSHIP OF MATERIALS		23
	12.1	TXUED Owned Resources	23
	12.2	Vendor Owned Resources	25
	12.3	General Rights	28
	12.4	Return of TXUED Owned Resources	28
	12.5	Return of Vendor Owned Resources	29
13.	ADDITIONAL WARRANTIES AND COVENANTS		29
	13.1	(a) General Warranty	29
	13.2	Work Product and Incorporated and Attached Items	31
	13.3	Other Warranties	31
	13.4	TXUED Warranties	31
14.	TERMINATION		31
	14.1	Termination for Cause	31
	14.2	Reserved	32
	14.3	Reserved	32
	14.4	Termination for Insolvency	32
	14.5	Reserved	33
	14.6	Cross Terminations and Termination Charges	33
	14.7	Reserved	33
15.	ASSIGNMENT OF SERVICES AGREEMENT FOR FINANCING		33

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End of TOC - Do not delete this paragraph!
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FIELD SERVICES AGREEMENT

DEFINITIONS

In addition to the terms defined in the Master Agreement, the following terms shall have the following meanings when used in this Services Agreement.

“Affected Vendor Personnel” has the meaning set forth in Section 4.3(c) of this Services Agreement.

“AMIS” means automated meter information System.

“AMR” means automated meter reading.

“ANSI” means American National Standards Institute and includes ANSI A300 and ANSI Z133 as they relate to VM activities.

ANSI/ASQC Z1.9” means a statistical sampling method that provides for the division of meters into homogenous groups, the annual selection and testing of a random sample of meters of each group, and the evaluation of the test results.

“Annual Supply Chain Plan” means the annual plan developed by Vendor and approved by TXUED, to deliver Total Cost of Ownership savings and process improvements.

“Asset Plan” means TXUED-approved types and scopes of Services required by TXUED for each calendar year.

“Assigned Agreements” has the meaning set forth in Section 5.4(a) of this Services Agreement.

“Association of Edison Illuminating Companies” or “AEIC” means the association made up of electric utilities that meet to exchange views and experiences in the management of their business in order to pool their common knowledge.

“ASTM” means American Society for Testing and Materials.

“Auxiliary Items” means extra equipment and services used to support the provision of the Services, including alternating current station service, direct current station service, batteries, battery chargers, power and control cable, conduit, fire protection, emergency generators, oil filtration, fiber optic isolation, oil spill mitigation and security systems.

“Bermuda Release” means a vegetation management program for converting land covered with nuisance weeds and vines into hardy bermuda species of grass, completed over a defined period of time and by applying prescribed methods as set forth in the relevant program.

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“Business Hours” means Monday through Friday, 7:00 AM to 7:00 PM CPT, excluding the following federally observed holidays: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Days (Thursday and Friday) and Christmas Day. Business Hours includes any day on which TXUED’s corporate offices are open for business.

“Business Process Evolution” has the meaning set forth in Section 10.2(a) of this Services Agreement.

“CableCure® Technology” means the technology, intellectual property rights, products and services licensed by Dow Corning Corporation to Vendor’s Affiliate, UtilX Corporation, under an Exclusive License and Distribution Agreement dated September 26, 1991; all technology, intellectual property rights, products and services marketed and sold under the CableCure® trademark; all related Resources; all modifications, enhancements, improvements and Upgrades to and Derivative Works of any of the foregoing; the CableCure® trademark; and all intellectual property and proprietary rights therein.

“CADD” means computer-aided design and drafting.

“CAE” means computer-aided engineering.

“Capital Maintenance Manual” means the manual that provides guidance and instructions for the proper accounting treatment of costs related to physical changes in TXUED property.  The purpose of the Capital Maintenance Manual is to provide consistent guidelines for the classification of expenditures as either capital or expense. It identifies all existing Property Units and substantial items of property which make up the capital assets of TXUED.

“Category” means a group of Products which are common among Suppliers that provide those Products. An example of a Category is safety supplies, which includes most common safety products typical to Suppliers carrying this Category of Products.

“CATS” means Computer Assisted Trouble System, which is the name for the outage management System.

“CCN” means certificate of convenience and necessity.

“Central Prevailing Time”, “Central Time” or “CPT” means either Central Standard Time or Central daylight time, as applicable, as established by national time standards.

“Chargeable Vehicle Accident” means an accident involving damage to a vehicle or property in which the vehicle is in motion, ready for motion, or otherwise not legally parked.

“CIAC” means contribution-in-aid of construction, which is the amount that a customer will be charged for a requested service.

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“CIGRE” means the International Council on Large Electric Systems.

“CMPC” means Capital Maintenance Prioritization Committee, or the committee within TXUED’s transmission Business Unit that is responsible for identifying and prioritizing specific Transmission Line and Substation components requiring upgrade or replacement as part of a Maintenance program.

“Comanche Peak” means the nuclear power plant located near Glen Rose, Texas.

“Commissioning” and its derivatives mean all final assembly, processing, adjustments, diagnostic testing, and verification work required prior to placing a piece of Substation and Transmission Line equipment in service.

“Communication Items” means the physical plants and equipment for disseminating information, including SCADA, remote terminal units, carrier equipment, wave traps, coupling capacitors, fiber optic relay communication links, tone relaying circuit interface equipment and fiber optic isolation equipment.

“Competitive Retailer” or “CR” means a retail electric provider, or a municipally owned utility or electric cooperative, that has the right to offer electric energy and related services at unregulated prices directly to retail customers who have Customer Choice, without regard to geographic location.

“Construction” and its derivatives mean all Resources necessary for the addition, modification, relocation, rebuilding, replacement or removal of Utility Facilities or any component thereof.

“Construction Status Report” means a report utilized to give updated status on Construction projects.

”Contract Changes” has the meaning set forth in Section 10.1 of this Services Agreement.

“Contract Year” means the period ending on each anniversary of the Services Agreement Commencement Date during the Services Agreement Term. If any Contract Year is less than twelve (12) months, the rights and obligations that are calculated on a Contract Year basis will be proportionately adjusted for such shorter period.

“Control Building Items” means the Substation facilities which include architectural design, structure, space conditioning, grounding, raceways, lighting and communications.

“Customer Average Interruption Duration Index” or “CAIDI” means the average interruption duration for those customers whose electrical service(s) is/are interrupted during a year.

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“Customer Choice” means the freedom of a retail customer to purchase electric services, either individually or through voluntary aggregation with other retail customers, from the provider(s) of the customer’s choice.

“Customer Information System” or “CIS” means the System containing all data pertaining to all customer premises, including addresses, billing determinants and historical usage data.

“DART” means an employee injury or work-related illness resulting in a day or days away from work, an employee job transfer or restricted duty.

“DFR” means digital fault recorder.

“DFR Report Viewer” means the system (including the viewer) used to collect, classify, view, analyze and manipulate data pertaining to digital fault recorders and to notify electronically (E-mail or paging) of a Transmission System event.

“Diagnostic Tests” and “Diagnostic Testing” means a test or testing conducted to detect, evaluate and/or indicate faults or failures, including power factor, transformer turns ratio, transformer frequency response analysis, DC megger insulation testing, winding resistance, low resistance ohm measurements, AC partial discharge, circuit breaker motion analysis, circuit breaker operator signature analysis, high potential testing, thermal infrared inspections, high current ground grid testing, soil resistivity and ground resistance, ground continuity, batteries and charger troubleshooting and acoustical testing. Oil tests include dielectric breakdown, moisture content, total combustible gas, and dissolved gasses.

“Dig-Tess” means the Dig-Tess Center, a damage prevention service, and TESS, the Texas Excavation Safety System, Inc.

“Distribution Step-Down Substations” means those Substations that perform transformation between transmission network and distribution network voltage levels, and interconnect portions of the utility distribution network.

“Distribution System” means that portion of the electric delivery system operating at under 60 kilovolts (kV) that delivers electric energy to customers.

“DOC” means Distributions Operations Center.

“Door Hanger” means the method and means of notifying landowners and customers of upcoming VM work, or of educating landowners and customers of the need for VM work, and providing a toll free number for questions or concerns.

“EEI” means the Edison Electric Institute.

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AMENDED AND RESTATEDSCHEDULE A
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“EHV” means extra high voltage.

“Electrical System” means the Distribution System and the Transmission System.

“Electronic Interfaces” means any electronic transfer point for Substation and Transmission Line information.

“EMF” means electromagnetic field.

“EPRI” means the Electric Power Research Institute.

“EPS Metering” means ERCOT polled settlement metering.

“ERCOT” means the Electric Reliability Council of Texas.

“ESI ID” means basic identifier assigned to each service delivery point used in the registration and settlement Systems managed by ERCOT or another independent organization.

“Facilities Meter Information System” or “FMIS” means the System used to track, manipulate and store data pertaining to all meters, current transformers, voltage transformers and associated metering devices.

“FIM” means the financial information management System.

“Fleet” means transportation vehicles and equipment including passenger vehicles, aerial equipment, trailers and licensed specialty equipment.

“Generating Switching Stations” means those stations that transform generation voltage (usually 15 kV to 23 kV) up to transmission network voltage (usually 69 kV through 345 kV).

“Generation/Transmission Switching Stations” means Transmission Switching Stations located physically adjacent to Generating Switching Stations.

“Hazard Tree” means any tree identified as a potential hazard or liability to the Electrical System.

“HV” means high voltage.

“IEC” means the International Engineering Consortium.

“IEEE” means the Institute of Electrical and Electronics Engineers.

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AMENDED AND RESTATEDSCHEDULE A
FIELD SERVICES AGREEMENT

“In-Service” is defined as the Transmission Line and Substation facilities that are permanently energized and serving load or that are permanently placed in a condition such that they can immediately be used in a backstand role to serve load.

“Initial Services Agreement Term” has the meaning set forth in Section 3.1 of this Services Agreement.

“Interconnection Facility” means a facility to connect other Entities’ equipment to TXUED equipment.

“ISA” means the International Society of Arboriculture.

“Joint ROW” means the agreements between TXUED and other electric transmission operators or owners for maintenance responsibilities of designated ROWs.

“Joint Use” means the common use of facilities, including multiple entities attaching their facilities to a common pole, permitted pursuant to agreements between TXUED and other utilities, cable or telephone companies.

“Kitting” means the packaging of a job-specific consolidated bill of material that is labeled with information, including job number, crew number, location to be delivered and other applicable information, ensuring the efficient packaging and delivery of all Products.

“Long Range Transmission & Distribution Plan” means the multi-year forward looking strategic plan with regards to expansion and enhancement of the Transmission and Distribution Systems.

“LV” means low voltage.

“Make Safe” means the pruning of a tree to a safe distance from TXUED energized facilities so that customer or its agent can legally and safely continue pruning of the tree or seek its removal.

“Maintenance” and its derivatives mean all Resources necessary for the repair, overhaul, correction, processing and rebuilding of any Utility Facilities or any component thereof.

“Major Transmission/Substation SAIDI Event” means the System Average Interruption Duration Index (SAIDI) minutes associated with a single Transmission/Substation outage event which meets or exceeds 0.25 SAIDI minutes and is deemed non-controllable by TXUED.

“Managed Invoices” has the meaning set forth in Section 5.5(b) of this Services Agreement.

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“Merchant Plant” means an electrical generating facility.

“Mobile Equipment” means mobile or portable transformer, regulators, switches, breakers, protective relaying, emergency cables and other associated components.

“National Arbor Day Foundation” means the organization that TXUED participates with and from which TXUED seeks annual Tree Line USA recognition.

“National Electrical Safety Code” or “NESC” means IEEE standard C2-2002 engineering standards for accepted safety criteria for environments with live electric supply and communication lines.

“National Institute of Standards Technology” or “NIST” means the Federal agency that works with industries to develop and apply technology, measurements, and standards.

“NEMA” means National Electrical Manufacturers Association.

“NERC” means North American Electric Reliability Council.

“Nominal Voltages” means all available voltages as described in TXUED.

“Non-Storm CAIDI”, “Non-Storm SAIDI” and “Non-Storm SAIFI” means CAIDI, SAIDI or SAIFI, as applicable, calculated after excluding outages that occur during storms or other events that meet the “Insurance Reserve” criteria established in TXUED’s then-current “Accounting Policies and Procedures Manual.”

“NRC” means the Nuclear Regulatory Commission.

“Oak Wilt Guidelines” means the Texas Forest Service’s guideline for mitigating oak wilt during various seasons in Texas.

“OFF-ROW” means vegetation that originates outside the normal ground or aerial ROW space.

“TXUED Black Start Manual” means the manual that defines the purpose, scope, objectives, and strategies to respond to a total or near total blackout. This manual provides guidelines for directing the overall recovery of the Electrical System, consistent with ERCOT guidelines and in support of ERCOT actions.

“TXUED Emergency Restoration Plan” means the manual that defines mission, policy and objectives in case of substantial damage to Transmission Lines, Substations, the Electrical System or other facilities. This manual includes detailed procedures needed to restore electric service in a timely, efficient, orderly and safe manner.

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“TXUED Licensed Resources” means Resources that are licensed, leased or otherwise obtained by TXUED from a third party and used in connection with the Services.

“TXUED Owned Resources” has the meaning set forth in Section 12.1(a) of this Services Agreement.

“TXUED Safety Handbook” means TXUED’s set of safety procedures and rules for performing work.

“TXUED Service Delivery Executive” has the meaning set forth in Section 9.1 of this Services Agreement.

“TXUED Standards” means all applicable TXUED business standards, including codes of conduct, hours of operation, and safety, security, confidentiality, quality assurance and testing requirements.

“TXUED Tariff” means the TXU Electric Delivery Company tariff filed with the PUCT and dated August 30, 2004 (as such tariff may be amended from time to time).

“TXUED Transmission and Substation Regions” means the geographical boundaries, presently consisting of Dallas, Fort Worth, southeast and western regions, which are used to quantify a subset of the total Transmission Line and Substation assets.

“ON-ROW” means vegetation that originates or has grown within the ground or aerial ROW space that is targeted by industry accepted methods.

“Operating Procedures for Televised Events” means the guidelines established for preparation and stand-by personnel if applicable for events meeting the criteria of a televised event.

“Operations” means all Services described in Schedule E-C and Schedule E-E except those Services comprising Construction or Maintenance work. Operations include exercising or changing the state of various discrete pieces of equipment including fuses or circuit breakers, energizing discrete small portions of the Electrical System, modifying the control settings of discrete electrical components including capacitor or regulator controls or installing temporary facilities such as electrical jumpers or portable equipment under the guidance of TXUED Rules and TXUED Standards or as directed by TXUED. Notwithstanding anything to the contrary in the Master Agreement or this Services Agreement, Vendor’s performance of Operations shall not be deemed to mean that Vendor controls or manages the Electrical System.

“OSHA” means the Occupational Health and Safety Administration.

“PCB” means polychlorinated biphenyls.

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“Priority Service Request” means a request from a Competitive Retailer to provide a customer with same day service (including outside regular work hours).

“Problem” means any incident, issue or occurrence having an adverse effect on the Services or TXUED’s operations or any portion thereof.

“Product” shall have the meaning set forth in Exhibit 11 of the Master Agreement.

“Property Units” are defined in the Capital Maintenance Manual. A Property Unit Number consists of six digits. The first two digits represent the appropriate capital account (the first digit of capital accounts has been dropped for simplification). The next four identify a specific Property Unit within the capital account. Each Property Unit detail page contains the name of the unit, the Property Unit number, the capital account, a description of the Property Unit and its components, substantial items of property included in the Property Unit and the types of costs that should be charged to maintenance.

“Protection Control and Metering Items” means the Substation facilities which include protective relaying, controls, Substation automation, electronic and electrical metering, thermal metering, indication, annunciation equipment, digital fault recorders, AMR, AMIS, SPS, EPS Metering, transducers and system monitoring.

“PUCT” means the Public Utility Commission of Texas.

“Ratings Agency” has the meaning set forth in Section 14.4 of this Services Agreement.

“Red Zone” means TXUED’s formal approach to internal review and notification of critical work activities that may adversely affect the Electrical System and/or customers. It requires work oversight and proper notification when relatively high-risk tasks are being done that could adversely affect critical portions of the grid and/or critical customers. Such approach includes Construction, Operation, and Maintenance activities.

“Refusal” means a landowner, customer or other entity that attempts to prohibit the normal operation and maintenance of VM work activities including the ingress and egress to ROWs.

“Refusal Packet” means those materials useful in discussing necessary VM work with a landowner and/or customer. This packet includes applicable easements, TXUED Tariff, TXUED Plan Before You Plant, Chapter 756-Texas Health & Safety Code, Chapter 186-Utilities Code and the PUCT Customer Fact Sheet-All About Trees and Power Lines.

“Relocation Project” means the adjustment or relocation of TXUED facilities in response to a request or as required by a retail customer or governmental/municipal entity.

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“REP” means retail electric provider, defined in PURA § 31.002(17) as an Entity, certificated pursuant to PURA § 39.352, that sells electric power and energy to retail customers.

“Required Consents” has the meaning set forth in Section 5.7 of this Services Agreement.

“Retained Resources and Business Processes” has the meaning set forth in Section 6.3 of this Services Agreement.

“Right of Way” or “ROW” means the space (ground and/or aerial) that the utility has rights for the construction, operation and maintenance of the Electrical System, including the pruning distance necessary for clearances. This space may be fee owned, a franchise utility easement, used pursuant to a verbal or written agreement with landowner or a documented easement with landowner or prescriptive rights. This also includes gates, barriers, culverts, roads and vehicle access.

“S&T” means Substation and Transmission Lines.

“S&T Databases” means the Systems required to track, manipulate and store asset, project, Maintenance, work management and operational data.

“SCADA” means supervisory control and data acquisition.

“SDB” has the meaning set forth in Section 8.2(c) of this Services Agreement.

“Service Center” means a business office where TXUED Personnel, Vendor Personnel, Subcontractors and TXUED’s designees may meet and conduct business and where Products may be delivered or picked up.

“Services Agreement Commencement Date” for this Services Agreement shall mean the Closing Date under and as defined in the Participation Agreement, dated June 24, 2006, among InfrastruX Group, Inc., a Washington corporation, TXU Asset Services Company LLC, a Delaware limited liability company, and (for certain limited purposes only) TXU Electric Delivery Company, a Texas corporation).

“Services Agreement Renewal Term” has the meaning set forth in Section 3.2 of this Services Agreement.

“Services Agreement Term” has the meaning set forth in Section 3.2 of this Services Agreement.

“Site Related Items” means non-electrical Substation equipment, including security fences/walls, site access, site grading, drainage, yard surfacing, site landscaping, irrigation, plumbing and foundations.

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AMENDED AND RESTATEDSCHEDULE A
FIELD SERVICES AGREEMENT

“SOSF Laboratory” means TXUED’s “System Operating Services Facility” which provides laboratory support services including oil sample analysis.

“Source” and “Sourcing” means the process of determining the buying method to utilize for any Product.

“SPCC” means spill prevention control and countermeasure(s).

“Speaker’s Bureau” means the TXUED program that includes photos, presentations, key messages and frequently asked questions for use by TXUED representatives during education meetings.

“SPS” means the special protection system, an automatic control system used to alter configuration or loading on a power grid.

“Storm Debris” means the tree damage from a storm. TXUED’s standard procedure is to follow-up over the subsequent day(s) to remove any of the ON-ROW trimmings related to healthy trees that were left on the ground during restoration. TXUED’s procedure prohibits the cleaning up or removal of those trees that split, blew over or otherwise failed due to windy storm conditions as this is the responsibility of the landowner.

“Strategic Sourcing” means those activities which support determining the purchasing direction for any Product or commodity to facilitate the total cost of ownership of those Products.

“Substation” means one or more of the following: Transmission Switching Station; Generating Switching Station; Generation/Transmission Switching Stations; Distribution Step-Down Substation; Transmission/Distribution Step-Down Substation; and in each case includes Site Related Items, Switchyard Items, Control Building Items, Protection, Control, and Metering Items, Auxiliary Items, and Communications Items.

“Substation and Transmission Line Information” means all data, materials and files in electronic or paper formats and any derived knowledge, associated with, including Substation and Transmission Line assets, work processes, management processes, financial processes, reporting processes and operational processes.

“Summer Preparedness” means the Construction, Maintenance and Operations work and reporting necessary to prepare the Electrical System for anticipated summer loading conditions.

“Supplier” means a third party vendor or supplier of Products.

“Supplier Performance Scorecard” means the quantitative scorecard developed by Vendor and approved by TXUED to provide a quantitative measure of a Supplier’s performance.

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AMENDED AND RESTATEDSCHEDULE A
FIELD SERVICES AGREEMENT

“Switchyard Items” means circuit breakers, air switches, circuit switchers, autotransformers, power transformations, voltage transformers, current transformers, metal clad switchgear, capacitors, metal clad capacitor banks, conductor, bus, connectors, insulation, reactive power compensation equipment, steel and wood support structures, grounding, raceways, lighting, communication equipment, load tap changers, bushings, voltage regulators, cooling equipment, motor operators, lightning shielding, surge arrestors, reactors, reclosers, instrument transformers and wildlife deterrent.

“SWPPP” means storm water pollution prevention plans.

“System Average Interruption Duration Index” or “SAIDI” means the average interruption duration per customer served per year.

“System Average Interruption Frequency Index” or “SAIFI” means the average number of times a customer’s service is interrupted during a year.

“System Emergency Operations Procedures Manual” means the manual that defines the operating policies and procedures used during an ERCOT short supply advisory or an ERCOT emergency electric curtailment plan (EECP) condition, and that addresses inadequate generation or other negative grid impacts during adverse weather conditions. This manual also defines reporting requirements to PUCT, the U. S. Department of Energy and ERCOT.

“System One-Line” means a single line electrical representation of Substation and Transmission Line facilities.

“System Operator” means the TXUED entity which is expressly responsible for the control and operation and which directs to reconfiguration of the Electrical System. These responsibilities presently reside in TXUED’s Transmission Grid Management and in TXUED’s Distribution Operating Centers in Dallas and Ft. Worth.

“Termination Assistance Plan” has the meaning set forth in Section 4.3(a)(ii) of this Services Agreement.

“Texas Department of Transportation” or “TXDOT” means the State of Texas agency with applicable VM standards for managing vegetation along state highways.

“Texas Forest Service” or “TFS” means the State of Texas department in cooperation with the Texas A&M University system.

“TGM” means transmission grid management.

“TGO” means transmission grid operations.

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FIELD SERVICES AGREEMENT

“TMS” means transmission management system, which includes the energy management system used to monitor and control Substations and Transmission Lines.

“Total Cost of Ownership” means the total net cost of a Product, including initial price, expected life, operating cost and salvage cost.

“Tower” means the Services described in each subsidiary Schedule to Schedule E or any portion of the Services that are designated within a subsidiary Schedule to Schedule E as comprising a Tower.

“TPIT” means transmission project information tracking.

“Transformation Milestone” has the meaning set forth in Section 4.2(i) of this Services Agreement.

“Transition Milestone” has the meaning set forth in Section 4.2(c) of this Services Agreement.

“Transmission/Distribution Step-Down Substations” means Distribution Step-Down Substations located within Transmission Switching Stations or within Generation/Transmission Switching Stations.

“Transmission Line” means Transmission Overhead Line Facilities, Transmission Underground Facilities and ROW rated at Nominal Voltages.

“Transmission Repair Center” means the TXUED shop used to fabricate replacement parts and to stock specialty equipment parts for routine and reactive maintenance of Substation equipment.

“Transmission Overhead Line” means the following components: structures (includes lattice structures, wood, concrete, steel tower and steel pole), wire, insulators, hardware, foundations, grounding, lightning shielding, fiber optic communication paths, guys, anchors, aerial marker balls, aerial lights, cathodic protection, surge arrestors, wildlife protection, switches, motor operators, SCADA, automatic sectionalizing equipment, and other associated components. Transmission Overhead Line Facilities may be jointly used by other entities upon approval by TXUED.

“Transmission ROW Facilities” means land held in easement or owned in fee upon which Transmission Overhead Line Facilities and Transmission Underground Line Facilities reside and includes land, gates, fences, barriers, culverts and roads.

“Transmission Switching Stations” means interconnect portions of the utility system transmission network, and may include transformation between transmission network voltage levels.

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FIELD SERVICES AGREEMENT

“Transmission System” means the electric grid encompassing Transmission Lines and Substations.

“Transmission Underground Line” means the following components: underground transmission cable, terminations, termination Substation items, duct banks, pumping stations, cathodic protection, and other associated components.

“Tree Growth Regulator” or “TGR” means the process where a chemical is applied or injected into a tree system (may include soil treatments) for slowing or retarding future tree growth. It is usually applied to a tree that may grow at a much higher rate than other trees on the circuit.

“Tree Line USA” means the annual recognition for utilities committed to the requirements as set forth under the National Arbor Day Foundation and approved in cooperation with the Texas Forest Service.

“Tree Removal Guidelines” means the standard removal criteria described within the VM Guidelines and reviewed periodically to support current circuit cycle.

“TSN” means the assigned identification number for a Product.

“TXDOT” means the Texas Department of Transportation.

“UAA” means the Utility Arborist Association.

“Utility Facilities” means all Resources used to provide electric transmission and distribution services, including all Distribution Step-Down Substations, Distribution Systems, Generating Switching Stations, Generation/Transmission Switching Stations, S&T, S&T Databases, Substations, Switchyard Items, TMS, Transmission/Distribution Step-Down Substations, Transmission Lines, Transmission Overhead Lines, Transmission ROW Facilities, Transmission Switching Stations, Transmission Systems and Transmission Underground Lines.

“Utility Industry Average Reliability” means the average of PA Consulting T&D Best Practices Survey, Public Service Electric & Gas Peer Panel Survey, Southern Company Distribution Benchmarking Study and EEI Reliability Report.

“VEE” means the process of validating, editing and estimating data.

“Vendor ERP System” means Vendor’s ERP system (currently based on Oracle software), the configuration and implementation of the system and related Software, all related materials, and all intellectual property and proprietary rights therein.

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“Vendor Licensed Materials” means Materials that are licensed, leased or otherwise obtained by Vendor from a third party, excluding in each case any Work Product paid for entirely by TXUED, and used in connection with the Services.

“Vendor Owned Materials” means Materials that are owned, acquired or developed by or on behalf of Vendor or Vendor’s Affiliates, excluding in each case any Work Product paid for entirely by TXUED and any Vendor Licensed Materials, and used in connection with the Services.

“Vendor Owned Resources” has the meaning set forth in Section 12.2(a) of this Services Agreement.

“Vendor Service Delivery Executive” has the meaning set forth in Section 7.1 of this Services Agreement.

“VM” means vegetation management.

“VM Distribution Guidelines” means TXUED’s preferred strategy for chemically treating all trees (except on residential property) at or below the neutral in lieu of pruning such trees. The VM Distribution Guidelines include industry standards, ANSI guidelines and Texas Forest Service Oak Wilt Guidelines.

“VM Guidelines” means a set of materials for describing standards, methods, procedures and processes, including the VM Distribution Guidelines and the VM Transmission Guidelines.

“VM Transmission Guidelines” means TXUED’s preferred strategy for clearing the floor within transmission rights of ways so that only grasses exist. The VM Transmission Guidelines include industry standards, ANSI guidelines and Texas Forest Service Oak Wilt Guidelines.

“VM Trouble Codes” means outage codes with weather descriptions for describing vegetation-related incidents. They are outages that occur during normal or adverse weather conditions and further coded as ON-ROW, OFF-ROW or VINE/IVY.

“Warning Letter” means the action taken, including written or verbal warning and/or notification of law enforcement, to educate an entity that has notified TXUED or TXUED Third Party Contractors of its intent to violate the State of Texas Health & Safety Code, also known as Chapter 752 - Texas Health & Safety Code. Such violation includes pruning a tree in close proximity to a high voltage power line.

“Winter Preparedness” means the Construction, Maintenance and Operations work and reporting necessary to prepare the Electrical System for anticipated winter loading conditions.

“Work Product” shall have the meaning set forth in Exhibit 1 of the Master Agreement.

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AMENDED AND RESTATED SCHEDULE B
FIELD SERVICES AGREEMENT

***

***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

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AMENDED AND RESTATED SCHEDULE B.1
FIELD SERVICES AGREEMENT

DETAILED TRANSITION PLAN

To be completed pursuant to Section 4.2(b) of this Services Agreement.

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AMENDED AND RESTATED SCHEDULE C
FIELD SERVICES AGREEMENT

KEY VENDOR PERSONNEL

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***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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AMENDED AND RESTATED SCHEDULE D
FIELD SERVICES AGREEMENT

***

***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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AMENDED AND RESTATED SCHEDULE E
FIELD SERVICES AGREEMENT

STATEMENT OF WORK

1.  INTRODUCTION AND GENERAL OBLIGATIONS

***

2.  GUIDING PRINCIPLES

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3.  COMPLIANCE WITH LAWS

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***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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AMENDED AND RESTATED SCHEDULE F
FIELD SERVICES AGREEMENT

***

***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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AMENDED AND RESTATED SCHEDULE G
FIELD SERVICES AGREEMENT

***

***CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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AMENDED AND RESTATED SCHEDULE H
FIELD SERVICES AGREEMENT

SOFTWARE

Application

ACIS -Automated Contractor Invoicing System
ADRS - Automated Distribution Reporting System
AERS - Automated Emergency Reporting System
AIS - Aerial Inspections System
AMI
Ares Landmark
ASAP
ASPEN
Aspen Learning Center
Autoview
CATS - HOT CATS - Computer Assisted Trouble System - Disaster Recovery System - Boulder Colorado
CATS - Computer Assisted Trouble System
CC Information System
CC Switching and Tagging
Chemical Inventory
CIS - Customer Information System
CITRIX

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AMENDED AND RESTATED SCHEDULE H
FIELD SERVICES AGREEMENT

Application

Clearance Tracking
CNO - Customer Notification of Outages System
CPC Viewer
CYME
Data Mining Tool
DBNews
DBUINET
DEMS - Distribution Equipment Management System
DFR - Digital Fault Recorder
DFR - Report Viewer
DIS - Distribution Information System
Documentum
DPS- Distribution Planning System
Driver Management On-Line
E*Gate
EDIFY
EIS - Employment Information System
Emergency Restoration

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AMENDED AND RESTATED SCHEDULE H
FIELD SERVICES AGREEMENT

Application

EMT - Estimating and Materials Tracking
E-Portal
EPRI SDW V2.0 Substation Design
Events Logger
EZPAY
FALLS
FEPI
FIM - Financial Information Management System
FIM-FAM
FMIS - Facility Meter Information System
FRED - Forecasting Requirements Engineering Database
Geomedia
Image Wave
IVR
KVAR Management
Laboratory Information Management System
Lotus Notes
Manager Express
Maximo - Distribution
Maximo - Transmission

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AMENDED AND RESTATED SCHEDULE H
FIELD SERVICES AGREEMENT

Application

Microstation TDMS
Mobile Data - Mobile Data Computing
Navigator
ODMP
Outlook
P3e - Primavera - Distribution
P3e - Primavera - Transmission
PI Historian - Process Information
Plant Ware
PMMS/Prolenium - Purchasing and Materials Management System
Polaris
PONS - Planned Outage Notification System
PTLoad and Transformer ratings program
Right Now
Rooftop
Shell Accounts Database
SOSF Waste Tracking
Spill Management System
SQM / ERM

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Application

TAD - Transmission Administration
Tadpole-Cartesia
Telalert
Teleatlas database
TED - Transmission Engineering Database
Transmission Document Management System
TFCC
TIRS - Transmission Interruption Reporting Systems
TLM -Transformer Load Mgmt
TMS - Transmission Management System
TMS Logger
T-Portal
Tree Manager
Trouble Density
Transformer Load Management
VALTRAN
Weather Collector & Sign Display
Work Order Tracking System
Worktech Time

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AMENDED AND RESTATED SCHEDULE H
FIELD SERVICES AGREEMENT

Application

Yucon
Custom Applications - Centralized

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FIELD SERVICES AGREEMENT

TERMINATION ASSISTANCE SERVICES

In addition to the Termination Assistance Services described in this Services Agreement, Termination Assistance Services may include, as requested by TXUED, the Services, functions and responsibilities set forth below.

A.	Risk Identification.

Vendor shall notify TXUED of significant risk factors relating to the transition of the Services and, at TXUED’s request, shall design plans and contingencies to mitigate such risk.

B.	Termination Management Team.

Vendor and TXUED shall each assemble a transition management team, at such location as specified by TXUED, within ten (10) business days following TXUED’s notice of termination of the Master Agreement or this Services Agreement as to all or part of the Services or ten (10) business days after TXUED’s notice of its decision not to extend the Term of the Master Agreement or the Services Agreement Term. Vendor’s transition management team shall provide to TXUED a detailed methodology for the complete review, certification and acceptance of the Termination Assistance Services and related Resources. In addition, Vendor’s transition management team shall perform a complete assessment of the documentation, lists, instructions, specifications and other informational materials required to be delivered under this Schedule I and shall update such Resources as and to the extent appropriate. Except as otherwise provided herein and to the extent practicable, this assessment, together with such documentation, lists, instructions, specifications and other informational materials and any resulting updates, shall be delivered to TXUED no later than thirty (30) days prior to the effective date of the expiration or termination of the Master Agreement or this Services Agreement. Vendor’s transition management team and identified subject matter experts, as approved by TXUED, will remain at the location specified by TXUED for a minimum of sixty (60) calendar days after the effective date of the expiration or TXUED’s termination of the Master Agreement or this Services Agreement, or as otherwise directed by TXUED.

C.	Knowledge Transfer.

As requested by TXUED, Vendor shall provide for a transfer of knowledge regarding the Services, TXUED’s requirements and related topics so as to facilitate the provision of the Services by TXUED or its designee(s). This knowledge transfer shall consist of:

1.	Providing to personnel designated by TXUED reasonable training (in a manner mutually agreed to by the Parties) in the performance of the Services that are to be transferred;

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2.
Providing to TXUED and its designee(s) information regarding the Services as reasonably necessary to implement the termination assistance plan, and providing such information regarding the Services as reasonably necessary for TXUED or its designee(s) to assume responsibility for continued performance of Services in an orderly manner so as to minimize disruption in the operations of TXUED and the Eligible Recipients, including (i) the information and work product related to the work processes and Software for which Vendor has financial or operational responsibility; and (ii) key support contacts (names, business phone numbers, fax numbers, e-mail addresses and business postal addresses) of TXUED Personnel and third-party personnel, and of Vendor Personnel during the transition from Vendor to TXUED or its designee(s);

3.
Subject to the terms of this Services Agreement, providing TXUED and its designee(s) immediate access to Equipment, Materials, supplies, tools, Equipment, vehicles, information, facilities, Software, employees, third parties and other Resources used by Vendor to provide the Services, and providing TXUED and its designee(s) information concerning such items, all as necessary for transition of the Services to TXUED or its designee(s);

4.
Providing Software and hardware to which TXUED or its designee(s) is entitled under the Agreement, including a complete production image of mainframe and midrange/server Systems, object code, related work product, master file and field descriptions, record layouts, object libraries, reference files, technical specifications, and all other Materials and user documentation and manuals for such Software, along with run documentation and job control or parameter listings necessary for TXUED or its designee(s) to run such Software and provide the Services.

5.
Supplying information concerning Equipment, Software, types and skills of employees, third parties and other Resources used by Vendor to provide the Services, as may be reasonably necessary for TXUED or its designee(s) to assume responsibility for the Services;

6.	Explaining the Change Control Process, problem management process, Policy and Procedures Manual, Reports and other standards and procedures to TXUED’s or its designee’s operations staff;

7.
Providing TXUED and its designee(s) with reasonable telephone access to Vendor Personnel during the twelve (12) months following the conclusion of Termination Assistance Services; provided, however, that Vendor shall not be obligated to provide a level of such access that would materially disrupt the then-current activities of such Vendor Personnel;

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8.	Explaining the extent and nature of the impact of governmental or regulatory requirements compliance (to the extent Vendor is responsible for such regulatory compliance), if any, on the Services; and

9.	Assisting in identifying alternate sources of Resources, including skilled labor and spare Equipment parts.

D.	Human Resources Transfer.

1.
All Services described in this Services Agreement and in Schedule E, including the Services related to safe and reliable electric delivery, are essential to TXUED; therefore, Vendor shall provide immediate assistance required by TXUED or its designee(s) in hiring Vendor Personnel (pursuant to the terms of this Services Agreement) or substitute employees that are trained, competent and possessing any required certification to perform the Services. Such assistance shall consist of: (i) providing a listing of Vendor Personnel used to provide the Services in sufficient detail to determine their applicability to the transition process and on-going operation and support of TXUED’s or its designee’s performance of the Services; (ii) making available, subject to applicable Law and confidentiality requirements and solely for internal TXUED use, information on current salary and benefit structures, both overall and in matrices by individual Vendor Personnel performing the Services, as required in order to make hiring decisions; (iii) providing a current organizational chart by individual Vendor Personnel assigned to perform the Services; (iv) assessing the skills mix of Vendor Personnel providing the Services; (v) identifying any then-current or anticipated employee resource requirements and comparing those requirements with the skill set of the Vendor Personnel then assigned to perform the Services; and (vi) allowing TXUED immediate access to Vendor Personnel through personal contacts such as phone calls, mail (including e-mail) and face-to-face meetings.

2.
Subject to applicable Laws, during the Termination Assistance Services period, TXUED shall provide Vendor with a list of those Vendor Personnel, if any, to whom TXUED does not in good faith expect to make offers of employment and those Vendor Personnel who have finally declined offers of employment, and shall update such list from time to time. TXUED’s inclusion or omission of any Vendor Personnel from the list supplied to Vendor shall neither preclude TXUED from making an offer of employment to those Vendor Personnel omitted from the list nor obligate TXUED to make an offer to those included on the list.

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F.	Operational Transfer.

Vendor shall perform all activities reasonably required to effect a smooth transition of operational responsibility for the Services. Subject to the terms of this Services Agreement, this shall include providing to TXUED or its designee(s) the items described below and completing the tasks described below:

1.	Pre-Transition Services. At TXUED’s request, pre-transition services of Vendor shall include:

a.
Providing to TXUED all documentation used by Vendor to provide the Services, including Vendor’s back-up tapes (to the extent applicable to TXUED), disaster recovery plans, TXUED Data, Equipment, Software, Services, desktop, server and mainframe Software inventories, TXUED System configuration information and all other technical information;

b.	Identifying, recording and providing release levels for Software and updating such records of release levels prior to and during transition of the Services;

c.
Halting development and implementation of all changes to the Systems, Software or other Resources utilized in performing the Services unless otherwise requested by TXUED, except maintenance necessary to address processing problems;

d.	Providing reasonable assistance to TXUED or its designee(s) in notifying third party suppliers of procedures to be followed during the transition of Services;

e.	Assisting TXUED or its designee(s) in transferring naming conventions;

f.	Providing multiple tape copies of TXUED’s DASD volumes as requested by TXUED;

g.	Providing interim copies of TXUED Data, as reasonably requested by TXUED;

h.
Transferring physical and logical security processes and tools, including cataloging and tendering all badges and keys for TXUED Sites and TXUED Facilities, documenting ownership and access levels for all passwords, providing all security tables and rules, and instructing TXUED or its designee(s) in the use and operation of security controls;

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i.
Providing, in then-current format, source and object code and documentation for all Software modifications and interfaces which are in Vendor’s possession or control and to which TXUED or its designee(s) are entitled under this Services Agreement;

j.	To the extent applicable, providing topology diagrams and all relevant documentation describing TXUED’s Systems and networks;

k.
To the extent applicable and subject to the terms of this Services Agreement, providing copies of all relevant Equipment leases, Third Party Software licenses, Third Party Contracts and warranty information related to the provision of the Services;

l.
To the extent applicable, delivering support profiles, enhancement logs, problem tracking/resolution documentation (both current and historic), status reports End User profiles from the help desk and other informational documentation maintained by Vendor and associated with the Services;

m.
Identifying projects and other work expected to be in progress, if any, as of the effective date of termination or expiration. With respect to such work, documenting current status, stabilizing for continuity during transition, and providing any required training to achieve transfer of responsibility without loss of momentum and to achieve an orderly hand-off, or (as mutually agreed) providing a bridge services agreement to complete essential projects after the effective date of termination or expiration of the Master Agreement or the Services Agreement Term and the Termination Assistance Services period;

n.
Identifying any pending claims, complaints, disputes or encroachments and Vendor’s action plan to resolve such items. Upon TXUED’s approval of such action plan, resolving pending claims, complaints, disputes or encroachments pursuant thereto; and

o.
Documenting and delivering data and databases specific to the operation of the Services, including those for tracking projects, reported problems and service information requests, and those used for knowledge transfer.

2.	Transition Services. At TXUED’s request, transition services of Vendor shall include:

a.	In conjunction with TXUED or its designee(s), conducting a rehearsal of the transition prior to the cutover at such time as is reasonably acceptable to both Parties;

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b.
Unloading all requested data files and other TXUED Data and TXUED Proprietary Information from Vendor Owned Software and Vendor Third Party Software. Returning all TXUED Data and other TXUED Proprietary Information in accordance with this Services Agreement. Transferring responsibility for off-site storage of both tape and documents. Making available data files and other TXUED Data and TXUED Proprietary Information stored on mainframes, midrange devices, servers and PCs for which Vendor is responsible, including back-up tapes. Returning to TXUED or its designee(s) any remaining property of TXUED in Vendor’s possession or under Vendor’s control, including any remaining Reports, TXUED Owned Materials, and, subject to the terms of this Services Agreement, TXUED Data and other TXUED Proprietary Information. At TXUED’s request, securely erasing, wiping clean or otherwise destroying any remaining copies of TXUED Software or data files and, subject to the terms of this Services Agreement, all other TXUED Data and TXUED Proprietary Information;

c.	Producing process maps, reports and tapes of all requested TXUED data files (with content listing) and printouts of control file information;

d.	Providing reasonable assistance to TXUED or its designee(s) in loading its Systems;

e.
Providing assistance to TXUED or its designee(s) in transitional staffing and the re-deployment of Equipment, Materials, supplies, tools, Equipment, vehicles, information, facilities, Software and other Resources;

f.	Providing all support, information and services necessary to TXUED pertaining to Vendor’s contractors as required of Vendor Personnel under this Agreement;

g.	Providing image copies of the TXUED operating Systems environment in a dump/restore mode;

h.
Providing all source and object code and related documentation in Vendor’s possession for TXUED Owned Software and TXUED licensed Third Party Software and, subject to the terms of this Services Agreement, Vendor Owned Software and Vendor licensed Third Party Software;

i.
Assisting with physical de-installation and transportation of Equipment, Materials, supplies, tools, Equipment, vehicles, information, Software and other equipment owned by TXUED, and related physical assets from Vendor premises;

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j.
Providing TXUED and its designee(s) with coverage under Vendor’s disaster recovery service until the date on which the transition of the Services covered by such disaster recovery services to TXUED or its designee(s) is complete; and

k.
Providing TXUED or its designee(s) with facility environmental testing reports, as requested by TXUED, and completing any steps required by TXUED to address concerns that arose during Vendor’s occupation or use of such TXUED Facilities.

3.    Post-transition Services.

After transition of the Services to TXUED or its designee(s), Vendor shall provide additional assistance as reasonably requested by TXUED for the continuity of operations. Vendor shall return to TXUED any remaining property of TXUED in its possession or under its control, including any Reports, TXUED Owned Materials, and, subject to the terms of this Services Agreement, TXUED Data and other TXUED Proprietary Information.

4.    Removal of Property.

During the period in which Vendor is providing Termination Assistance Services:

a.
prior to removing any documents, Equipment, Materials, supplies, tools, Equipment, vehicles, information, Software or other Resources from any TXUED Site other than in the ordinary course of providing the Services, Vendor shall provide appropriate notice to TXUED identifying the property it intends to remove. Such identification shall be in sufficient detail to apprise TXUED of the nature and ownership of such property;

b.	Other than in the ordinary course of providing the Services, Vendor shall not remove property owned by TXUED from a TXUED Site without the prior written consent of TXUED; and

c.	Vendor shall comply with the removal procedures reasonably established by TXUED for removal of property from TXUED Sites.

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5.    Media Support

Unless otherwise approved, Vendor shall make no announcements or notifications to officials, regulators, media, etc. regarding expiration or termination of the Master Agreement or this Services Agreement and future plans. Upon TXUED’s request, Vendor shall provide support with regard to such announcements or notifications.

6.    Continued Services.

If Vendor has integrated TXUED’s network infrastructure, work management processes or any other System utilized in day-to-day services into its own proprietary network to provide Services to TXUED, then for a period of up to two (2) years following the expiration or termination of the Term or the Termination Assistance period, upon TXUED’s request, Vendor shall continue to provide such network infrastructure, process or System and other related Services at the rates, and subject to the terms and conditions, set forth in this Services Agreement. For the avoidance of doubt, this obligation does not apply to a communications network owned by a third party.

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AMENDED AND RESTATED SCHEDULE K
FIELD SERVICES AGREEMENT

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AMENDED AND RESTATED SCHEDULE M
FIELD SERVICES AGREEMENT

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AMENDED AND RESTATED SCHEDULE N
FIELD SERVICES AGREEMENT

TERMINATION CHARGES

For purposes of this Services Agreement, Termination Charges shall equal the present value of the Remaining Spend. For purposes of determining the present value of the Remaining Spend:

1.
The “Remaining Spend” shall mean the result of the following calculation: (($8,700,000,000 minus the total aggregate amount of all Charges (including, for the avoidance of doubt, amounts paid by TXUED for Termination Assistance Services) that are paid by TXUED during the period of time from the Services Agreement Commencement Date through the date of Substantial Completion of all Termination Assistance Services requested by TXUED) multiplied by thirteen percent (13%)). If the result of the foregoing calculation is a negative number, then no Termination Charges shall be payable in connection with terminating this Services Agreement.

2.
The Remaining Spend shall be allocated ratably over the number of Contract Years remaining in the Initial Services Agreement Term following the date of Substantial Completion of all Termination Assistance Services requested by TXUED, pro rated as applicable for partial Contract Years. For purposes of example only, if Substantial Completion occurs on the last day of the seventh (7th) Contract Year, then for purposes of determining the present value of the Remaining Spend, three (3) payments shall be assumed, one for each Contract Year remaining in the Initial Services Agreement Term.

3.	The discount rate shall equal the then-current rate set by Citibank, N.A. as its prime lending rate.

The discount rate and the present value of the Remaining Spend shall be determined as of the date of Substantial Completion of all Termination Assistance Services requested by TXUED. Such amount shall be payable within thirty (30) days following the date of Substantial Completion of all Termination Assistance Services requested by TXUED. No Termination Charges shall be payable in connection with any termination of this Services Agreement following the end of the Initial Services Agreement Term.

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TXUED FACILITIES

PROPERTY NAME	ADDRESS	SPACE ALLOCATED TO VENDOR
Dallas (TMSSB)	2233 Mt. Lake Rd.	No space allocated
Dallas (TGM)	2233 Mt. Lake Rd.	No space allocated
Energy Plaza	1601 Bryan Street	No space allocated
Fort Worth (DOC)	1201 Sylvania

•  Current office space allocated for Distribution Technicians

•  Current storage space allocated for materials and tools for Technicians and Troublemen

•  Use of common areas and parking lots by Technicians and Troublemen

Glen Rose Transmission	Comanche Peak SES	100% of square footage
Irving (DOC)	2525 Story Rd.

•  Current office space allocated for Distribution Technicians

•  Current storage space allocated for materials and tools for Technicians and Troublemen

•  Use of common areas and parking lots by Technicians and Troublemen

Lincoln Plaza	500 N. Akard	17,000 square feet (12% of a total of 147,000 square Ft.)

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FIELD SERVICES AGREEMENT

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